Exhibit 10.6

FIREEYE, INC.

2008 STOCK PLAN

ADOPTED ON FEBRUARY 13, 2008

AND LAST AMENDED ON AUGUST 19, 2013

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SECTION 8. Adjustment Of Shares		6
(a)	General	6
(b)	Assumption or Replacement of Awards by Successor or Acquiring Company	6
(c)	Other Treatment of Options, Restricted Stock and Restricted Stock Units	7
(d)	Reservation of Rights	7

SECTION 9. Securities Law Requirements		7

SECTION 10. No Retention Rights		8

SECTION 11. Duration and Amendments		8
(a)	Term of the Plan	8
(b)	Right to Amend or Terminate the Plan	8
(c)	Effect of Amendment or Termination	8

SECTION 12. Definitions		8
(a)	“Award”	8
(b)	“Board of Directors”	9
(c)	“Code”	9
(d)	“Committee”	9
(e)	“Company”	9
(f)	“Consultant”	9
(g)	“Disability”	9
(h)	“Employee”	9
(i)	“Exchange Program”	9
(j)	“Exercise Price”	9
(k)	“Fair Market Value”	9
(l)	“Family Member”	9
(m)	“Holder”	9
(n)	“ISO”	10
(o)	“Nonstatutory Option”	10
(p)	“Option”	10
(q)	“Optionee”	10
(r)	“Outside Director”	10
(s)	“Parent”	10
(t)	“Plan”	10
(u)	“Purchase Price”	10
(v)	“Purchaser”	10
(w)	“Restricted Stock”	10
(x)	“Restricted Stock Unit”	10
(y)	“Restricted Stock Unit Agreement”	10
(z)	“Service”	10
(aa)	“Share”	11
(bb)	“Stock”	11
(cc)	“Stock Option Agreement”	11
(dd)	“Stock Purchase Agreement”	11
(ee)	“Subsidiary”	11

APPENDIX A		12

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FIREEYE, INC. 2008 STOCK PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

The purpose of the Plan is to offer selected persons an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing and/or vesting in Shares of the Company’s Stock. The Plan provides for the direct award or sale of Shares, the grant of Restricted Stock Units, and the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

Capitalized terms are defined in Section 12.

SECTION 2. ADMINISTRATION.

(a)       Committees of the Board of Directors. The Plan may be administered by one or more Committees. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

(b)       Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Holders, all Optionees and all persons deriving their rights from a Purchaser, Holder or Optionee. The Board of Directors shall have the full authority to institute and determine the terms and conditions of an Exchange Program.

SECTION 3. ELIGIBILITY.

(a)       General Rule. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Nonstatutory Options, the grant of Restricted Stock Units or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

(b)       Ten-Percent Stockholders. A person who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 4. STOCK SUBJECT TO PLAN.

(a)       Basic Limitation. Not more than 43,199,214 Shares may be issued under the Plan (subject to Subsection (b) below and Section 8(a)). All of these Shares may be issued upon the exercise of ISOs. The number of Shares that are subject to Options, Awards or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares. To the extent an Award is paid out is cash rather than Shares, such cash payment will not reduce the number of Shares available for issuance under the Plan.

(b)       Additional Shares. In the event that Shares previously issued under the Plan are reacquired by the Company, such Shares shall be added to the number of Shares then available for issuance under the Plan. In the event that an outstanding Award or other right for any reason expires or is canceled, the Shares allocable to the unexercised portion of such Option or other right or the unvested portion of such Award of Restricted Stock or Restricted Stock Units shall be added to the number of Shares then available for issuance under the Plan. If the Company elects to settle an Award in cash, then the number of Shares otherwise subject to such Award will become available for issuance under the Plan.

SECTION 5. TERMS AND CONDITIONS OF AWARDS OR SALES.

(a)       Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

(b)       Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option or Restricted Stock Units) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

(c)       Purchase Price. The Board of Directors shall determine the Purchase Price of Shares to be offered under the Plan at its sole discretion. The Purchase Price shall be payable in a form described in Section 7.

(d)       Withholding Taxes. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

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(e)       Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

(a)       Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. The Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b)       Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

(c)       Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of any Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and in the case of an ISO a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Exercise Price shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 7.

(d)       Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. No Option shall be exercisable unless the Optionee (i) has delivered an executed copy of the Stock Option Agreement to the Company or (ii) otherwise agrees to be bound by the terms of the Stock Option Agreement. The Board of Directors shall determine the exercisability provisions of the Stock Option Agreement at its sole discretion.

(e)       Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and in the case of an ISO a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

(f)       Termination of Service (Except by Death). If an Optionee’s Service terminates for any reason other than the Optionee’s death, then the Optionee’s Options shall expire on the earliest of the following occasions:

    (i)    The expiration date determined pursuant to Subsection (e) above;

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    (ii) The date three months after the termination of the Optionee’s Service for any reason other than Disability, or such later date as the Board of Directors may determine; or

    (iii) The date six months after the termination of the Optionee’s Service by reason of Disability, or such later date as the Board of Directors may determine.

The Optionee may exercise all or part of the Optionee’s Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee’s Service terminates. In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination).

(g)       Leaves of Absence. For purposes of Subsection (f) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(h)       Death of Optionee. If an Optionee dies while the Optionee is in Service, then the Optionee’s Options shall expire on the earlier of the following dates:

    (i) The expiration date determined pursuant to Subsection (e) above; or

    (ii) The date 12 months after the Optionee’s death, or such later date as the Board of Directors may determine.

All or part of the Optionee’s Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s death (or became exercisable as a result of the death) and the underlying Shares had vested before the Optionee’s death (or vested as a result of the Optionee’s death). The balance of such Options shall lapse when the Optionee dies.

(i)       Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

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(j)       Transferability of Options. An Option shall be transferable by the Optionee only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence. If the applicable Stock Option Agreement so provides, a Nonstatutory Option shall also be transferable by gift or domestic relations order to a Family Member of the Optionee. An ISO may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

(k)       Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(l)       No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee’s Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

(m)       Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.

SECTION 7. PAYMENT FOR SHARES.

(a)       General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 7.

(b)       Services Rendered. At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

(c)       Promissory Note. At the discretion of the Board of Directors, all or a portion of the Purchase Price or Exercise Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

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(d)       Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when the Option is exercised.

(e)       Exercise/Sale. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, all or part of the Exercise Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

(f)       Other Forms of Payment. To the extent that a Stock Purchase Agreement or Stock Option Agreement so provides, the Purchase Price or Exercise Price of Shares issued under the Plan may be paid in any other form permitted by the Delaware General Corporation Law, as amended.

SECTION 8. ADJUSTMENT OF SHARES.

(a)       General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a reclassification, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company, proportionate adjustments shall automatically be made in each of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Award and (iii) the Exercise Price under each outstanding Award. In the event of a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a recapitalization, a spin-off, or a similar occurrence, the Board of Directors at its sole discretion may make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Award or (iii) the Exercise Price under each outstanding Award; provided, however, that the Board of Directors shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporations Code.

(b)       Assumption or Replacement of Awards by Successor or Acquiring Company. In the event of (i) a dissolution or liquidation of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor or acquiring corporation, which assumption, conversion or replacement will be binding on all Purchasers, Holders and Optionees), (iii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company

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immediately prior to such merger (other than any stockholder which merges with the Company in such merger, or which owns or controls another corporation which merges with the Company in such merger) cease to own their shares or other equity interests in the Company, or (iv) the sale of all or substantially all of the assets of the Company, any or all outstanding Awards may be assumed, converted or replaced by the successor or acquiring corporation (if any), which assumption, conversion or replacement will be binding on all Purchasers, Holders and/or Optionees. In the alternative, the successor or acquiring corporation may substitute equivalent Awards or provide substantially similar consideration to Purchasers, Holders and/or Optionees as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor or acquiring corporation may also substitute by issuing, in place of outstanding Shares held by the Purchaser, Holder and/or Optionee, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Purchaser, Holder and/or Optionee than those which applied to such outstanding Shares immediately prior to such transaction described in this Section 8(b). In the event such successor or acquiring corporation (if any) does not assume, convert, replace or substitute Awards, as provided above, pursuant to a transaction described in this Section 8(b), then notwithstanding any other provision in this Plan to the contrary, the vesting of such (i) Options will accelerate and the Options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Board of Directors determines, and if such Options are not exercised prior to the consummation of such transaction, they shall terminate upon consummation of such transaction; and (ii) Restricted Stock and Restricted Stock Units will accelerate in full and, in the case of Restricted Stock Units, be settled upon the consummation of such event, provided that the Holder continuously provides Service through such event.

(c)       Other Treatment of Options, Restricted Stock and Restricted Stock Units. Subject to any greater rights granted to Purchasers, Holders and/or Optionees under Section 8(b), in the event of the occurrence of any transaction described in Section 8(b), any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

(d)       Reservation of Rights. Except as provided in this Section 8, a Purchaser, Holder and/or Optionee shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Awards. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9. SECURITIES LAW REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

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SECTION 10. NO RETENTION RIGHTS.

Nothing in the Plan and nothing in any right or Award granted under the Plan shall confer upon the Purchaser, Holder, or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser, Holder or Optionee) or of the Purchaser, Holder or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 11. DURATION AND AMENDMENTS.

(a)       Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s stockholders. If the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred under the Plan shall be rescinded and no additional grants, exercises or sales shall thereafter be made under the Plan. The Plan shall terminate automatically 10 years after the later of (i) the date when the Board of Directors adopted the Plan or (ii) the date when the Board of Directors approved the most recent increase in the number of Shares reserved under Section 4 that was also approved by the Company’s stockholders. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

(b)       Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan shall be subject to the approval of the Company’s stockholders if it (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 8) or (ii) materially changes the class of persons who are eligible for the grant of ISOs. Stockholder approval shall not be required for any other amendment of the Plan. If the stockholders fail to approve an increase in the number of Shares reserved under Section 4 within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred in reliance on such increase shall be rescinded and no additional grants, exercises or sales shall thereafter be made in reliance on such increase.

(c)       Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 12. DEFINITIONS.

(a)       “Award” shall mean an award of Options, Restricted Stock and/or Restricted Stock Units granted under the Plan.

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(b)       “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(c)       “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)       “Committee” shall mean a committee of the Board of Directors, as described in Section 2(a).

(e)       “Company” shall mean FireEye, Inc., a Delaware corporation.

(f)       “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(g)       “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(h)       “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(i)       “Exchange Program” shall mean a program under which (i) outstanding Awards under the Plan are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Purchasers, Holders and/or Optionees would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Board of Directors, and/or (iii) the exercise price of an outstanding Award is reduced or increased. The Board of Directors will determine the terms and conditions of any Exchange Program in its sole discretion.

(j)       “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

(k)       “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in accordance with applicable law. Such determination shall be conclusive and binding on all persons.

(l)       “Family Member” shall mean (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, (ii) any person sharing the Optionee’s household (other than a tenant or employee), (iii) a trust in which persons described in Clause (i) or (ii) have more than 50% of the beneficial interest, (iv) a foundation in which persons described in Clause (i) or (ii) or the Optionee control the management of assets and (v) any other entity in which persons described in Clause (i) or (ii) or the Optionee own more than 50% of the voting interests.

(m)       “Holder” shall mean a person who holds a Restricted Stock Unit award.

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(n)       “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(o)       “Nonstatutory Option” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(p)       “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(q)       “Optionee” shall mean a person who holds an Option.

(r)       “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(s)       “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(t)       “Plan” shall mean this FireEye, Inc. 2008 Stock Plan, including any appendix attached hereto.

(u)       “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

(v)       “Purchaser” shall mean a person to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option or the vesting and settlement of Restricted Stock Units).

(w)       “Restricted Stock” shall mean a direct award of Shares subject to restrictions as described in Section 6.

(x)       “Restricted Stock Unit” shall mean a bookkeeping entry granted pursuant to Appendix A representing an amount equivalent to one Share of Stock of the Company for purposes of determining the number of Shares subject to the award. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(y)       “Restricted Stock Unit Agreement” shall mean the written or electronic agreement setting forth the terms and provisions applicable to the Restricted Stock Unit award granted under the Plan. The Restricted Stock Unit Agreement is subject to the terms and conditions of the Plan.

(z)       “Service” shall mean service as an Employee, Outside Director or Consultant.

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(aa)     “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

(bb)     “Stock” shall mean the Common Stock of the Company.

(cc)     “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee’s Option.

(dd)     “Stock Purchase Agreement” shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(ee)     “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

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APPENDIX A

TO THE

FIREEYE 2008 STOCK PLAN

This Appendix A to the FireEye 2008 Stock Plan shall apply to Holders who are receiving an award of Restricted Stock Units under the Plan. Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided by this Appendix A.

Notwithstanding any provisions contained in the Plan to the contrary, the following terms shall apply to all awards or Restricted Stock Units.

Restricted Stock Units

(a)         Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Board of Directors. After the Board of Directors determines that it will grant Restricted Stock Units, it will advise the Holder in a Restricted Stock Unit Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)         Vesting Criteria and Other Terms. The Board of Directors will set vesting criteria in its sole discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Holder. The Board of Directors may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Board of Directors in its sole discretion.

(c)         Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Holder will be entitled to receive a payout as determined by the Board of Directors. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Board of Directors, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)         Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Board of Directors and set forth in the Restricted Stock Unit Agreement. The Board of Directors, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e)         Cancellation. On the date set forth in the Restricted Stock Unit Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f)         Withholding Taxes.

(i)     As a condition to the vesting and/or settlement of Restricted Stock Units, the Holder shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such vesting and/or settlement.

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(ii)     The Board of Directors, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Holder to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Board of Directors determines in its sole discretion, or (iv) selling a sufficient number of Shares otherwise deliverable to the Holder through such means as the Board of Directors may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Board of Directors agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Holder with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(g)         Transferability of Restricted Stock Units. Unless determined otherwise by the Board of Directors, an Award of Restricted Stock Units may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution. If the Board of Directors makes an award of Restricted Stock Units transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended.

(h)         Section 409A. An Award of Restricted Stock Units will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A, except as otherwise determined in the sole discretion of the Board of Directors. The Plan and each Restricted Stock Unit Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Board of Directors. To the extent that an Award of Restricted Stock Units or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

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FIREEYE, INC. 2008 STOCK PLAN

NOTICE OF STOCK OPTION GRANT

The Optionee has been granted the following option to purchase shares of the Common Stock of FireEye, Inc.:

Name of Optionee:	«Name»

Total Number of Shares:	«shares»

Type of Option:	«type» Incentive Stock Option (ISO)

Nonstatutory Stock Option (NSO)

Exercise Price per Share:	$ «Price»

Date of Grant:	«Grant_Date»

Date Exercisable:

This option may be exercised with respect to the first 25% of the Shares subject to this option when the Optionee completes 12 months of continuous Service after the Vesting Commencement Date set forth below. This option may be exercised with respect to an additional 1/48th of the Shares subject to this option when the Optionee completes each month of continuous Service thereafter.

Vesting Commencement Date:	«Vest_Comm_date»

Expiration Date:	«Exp_Date». This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement.

By signing below, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, the 2008 Stock Plan and the Stock Option Agreement. Both of these documents are attached to, and made a part of, this Notice of Stock Option Grant. Section 13 of the Stock Option Agreement includes important acknowledgements of the Optionee.

OPTIONEE:	FIREEYE, INC.

By:

Title:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

FIREEYE, INC. 2008 STOCK PLAN:

STOCK OPTION AGREEMENT

SECTION 1. GRANT OF OPTION.

(a)     Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

(b)     $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c)     Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 14 of this Agreement.

SECTION 2. RIGHT TO EXERCISE.

(a)     Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.

(b)     Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a)     Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 12(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

(b)     Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. The Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

(c)     Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this option.

SECTION 5. PAYMENT FOR STOCK.

(a)     Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

(b)     Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

(c)     Exercise/Sale. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.

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SECTION 6. TERM AND EXPIRATION.

(a)     Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b)     Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i)     The expiration date determined pursuant to Subsection (a) above;

(ii)     The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii)     The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee’s Service terminated. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s Service terminated.

(c)     Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i)     The expiration date determined pursuant to Subsection (a) above; or

(ii)     The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.

(d)     Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s part-time work

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policy or the terms of an agreement between the Optionee and the Company pertaining to his or her part-time schedule. If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

(e)     Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i)     More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii)     More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii)     More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7. RIGHT OF FIRST REFUSAL.

(a)     Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

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(b)     Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)     Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

(d)     Termination of Right of First Refusal. Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e)     Permitted Transfers. This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f)     Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such

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Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g)     Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a)     It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b)     Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c)     Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 9. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10. RESTRICTIONS ON TRANSFER OF SHARES.

(a)     Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or any other law.

(b)     Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing

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transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c)     Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d)     Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e)     Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

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All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f)     Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g)     Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is subject to a transaction described in Section 8(b) of the Plan, this option shall be subject to the agreement governing such transaction, as provided in Sections 8(b) and 8(c) of the Plan.

SECTION 12. MISCELLANEOUS PROVISIONS.

(a)     Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b)     No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c)     Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

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(d)     Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(e)     Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 13. ACKNOWLEDGEMENTS OF THE OPTIONEE.

(a)     Tax Consequences. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation. In particular, the Optionee acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

(b)     Electronic Delivery of Documents. The Optionee agrees that the Company may deliver by email all documents relating to the Plan or this option (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Optionee by email.

SECTION 14. DEFINITIONS.

(a)     “Agreement” shall mean this Stock Option Agreement.

(b)     “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c)     “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)     “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

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(e)     “Company” shall mean FireEye, Inc., a Delaware corporation.

(f)     “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(g)     “Date of Grant” shall mean the date of grant specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(h)     “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(i)     “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j)     “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

(k)     “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(l)     “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(m)     “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(n)     “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

(o)     “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(p)     “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(q)     “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(r)     “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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(s)     “Plan” shall mean the FireEye, Inc. 2008 Stock Plan, as in effect on the Date of Grant.

(t)     “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(u)     “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.

(v)     “Securities Act” shall mean the Securities Act of 1933, as amended.

(w)     “Service” shall mean service as an Employee, Outside Director or Consultant.

(x)     “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

(y)     “Stock” shall mean the Common Stock of the Company.

(z)     “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(aa)   “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(bb)   “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 7.

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FIREEYE, INC. 2008 STOCK PLAN

NOTICE OF STOCK OPTION GRANT

The Optionee has been granted the following option to purchase shares of the Common Stock of FireEye, Inc.:

Name of Optionee:	«Name»

Total Number of Shares:	«TotalShares»

Type of Option:	«ISO» Incentive Stock Option (ISO)

«NSO» Nonstatutory Stock Option (NSO)

Exercise Price per Share:	«PricePerShare»

Date of Grant:	«DateGrant»

Date Exercisable:	This option may be exercised at any time after the Date of Grant for all or any part of the Shares subject to this option.

Vesting Commencement Date:	«VestComDate»

Vesting Schedule:

The first 25% of the Shares subject to this option shall vest when the Optionee completes 12 months of continuous Service after the Vesting Commencement Date set forth above. This option shall vest with respect to an additional 1/48th of the Shares subject to this option when the Optionee completes each month of continuous Service thereafter.

Repurchase Right:

The Company shall have a Right of Repurchase with respect to any unvested Shares acquired pursuant to this option. The Company’s Right of Repurchase shall lapse with respect to the first 25% of the Shares subject to this option when the Optionee completes 12 months of continuous Service after the Vesting Commencement Date set forth above. The Right of Repurchase shall lapse with respect to an additional 1/48th of the Shares subject to this option when the Optionee completes each month of continuous Service thereafter.

Expiration Date:	«ExpDate». This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement.

By signing below, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, the 2008 Stock Plan and the Stock Option Agreement. Both of these documents are attached to, and made a part of, this Notice of Stock Option Grant. Section 14 of the Stock Option Agreement includes important acknowledgements of the Optionee.

OPTIONEE:	FIREEYE, INC.

By:
Title:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

FIREEYE, INC. 2008 STOCK PLAN:

STOCK OPTION AGREEMENT

SECTION 1. GRANT OF OPTION.

(a)       Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

(b)       $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c)       Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 15 of this Agreement.

SECTION 2. RIGHT TO EXERCISE.

(a)       Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.

(b)       Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a)       Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 13(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price. In the event of a partial exercise of this option, Shares shall be deemed to have been purchased in the order in which they vest in accordance with the Notice of Stock Option Grant.

(b)       Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. In the case of Restricted Shares, the Company shall cause such certificates to be deposited in escrow under Section 7(c). In the case of other Shares, the Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

(c)       Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.

SECTION 5. PAYMENT FOR STOCK.

(a)       Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

(b)       Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

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(c)       Exercise/Sale. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.

SECTION 6. TERM AND EXPIRATION.

(a)       Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b)       Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i)         The expiration date determined pursuant to Subsection (a) above;

(ii)        The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii)       The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option is exercisable for vested Shares on or before the date when the Optionee’s Service terminates. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option was exercisable for vested Shares on or before the date when the Optionee’s Service terminated.

(c)       Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i)         The expiration date determined pursuant to Subsection (a) above; or

(ii)         The date 12 months after the Optionee’s death.

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All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option is exercisable for vested Shares on or before the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares.

(d)       Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s part-time work policy or the terms of an agreement between the Optionee and the Company pertaining to his or her part-time schedule. If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

(e)       Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i)         More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii)        More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii)       More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7. RIGHT OF REPURCHASE.

(a)       Scope of Repurchase Right. Until they vest in accordance with the Notice of Stock Option Grant and Subsection (b) below, the Shares acquired under this Agreement shall be Restricted Shares and shall be subject to the Company’s Right of Repurchase. The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares. The Company may exercise its Right of Repurchase only during the Repurchase Period following the termination of the Optionee’s Service. The Right of Repurchase may be exercised automatically under Subsection (d) below. If the Right of Repurchase is exercised, the Company shall pay the Optionee an amount equal to the Exercise Price of each Restricted Share being repurchased.

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(b)       Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Restricted Shares in accordance with the vesting schedule set forth in the Notice of Stock Option Grant.

(c)       Escrow. Upon issuance, the certificate(s) for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any additional or exchanged securities or other property described in Subsection (f) below shall immediately be delivered to the Company to be held in escrow. All ordinary cash dividends on Restricted Shares (or on other securities held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Shares, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or the Right of First Refusal or (ii) released to the Optionee upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months). In any event, all Shares that have ceased to be Restricted Shares, together with any other vested assets held in escrow under this Agreement, shall be released within 90 days after the earlier of (i) the termination of the Optionee’s Service or (ii) the lapse of the Right of First Refusal.

(d)       Exercise of Repurchase Right. The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares pursuant to Section 13(c) that it will not exercise its Right of Repurchase for some or all of the Restricted Shares. During the Repurchase Period, the Company shall pay to the holder of the Restricted Shares the purchase price determined under Subsection (a) above for the Restricted Shares being repurchased. Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. The certificate(s) representing the Restricted Shares being repurchased shall be delivered to the Company.

(e)       Termination of Rights as Stockholder. If the Right of Repurchase is exercised in accordance with this Section 7 and the Company makes available the consideration for the Restricted Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration). Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 7, whether or not the certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.

(f)       Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class

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of the Restricted Shares. Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same. In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Right of Repurchase may be exercised by the Company’s successor.

(g)       Transfer of Restricted Shares. The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence. The Optionee may transfer Restricted Shares to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Restricted Shares, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(h)       Assignment of Repurchase Right. The Board of Directors may freely assign the Company’s Right of Repurchase, in whole or in part. Any person who accepts an assignment of the Right of Repurchase from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8. RIGHT OF FIRST REFUSAL.

(a)       Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)       Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee,

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shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)       Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 8 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

(d)       Termination of Right of First Refusal. Any other provision of this Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e)       Permitted Transfers. This Section 8 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f)       Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

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(g)       Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 8.

SECTION 9. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a)         It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b)         Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c)         Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 10. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 11. RESTRICTIONS ON TRANSFER OF SHARES.

(a)       Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or any other law.

(b)       Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the

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Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c)       Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d)       Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e)       Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

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All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f)       Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g)       Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.

SECTION 12. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is subject to a transaction described in Section 8(b) of the Plan, this option shall be subject to the agreement governing such transaction, as provided in Sections 8(b) and 8(c) of the Plan.

SECTION 13. MISCELLANEOUS PROVISIONS.

(a)       Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b)       No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c)       Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d)       Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

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(e)       Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 14. ACKNOWLEDGEMENTS OF THE OPTIONEE.

(a)       Tax Consequences. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation. In particular, the Optionee acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

(b)       Electronic Delivery of Documents. The Optionee agrees that the Company may deliver by email all documents relating to the Plan or this option (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Optionee by email.

SECTION 15. DEFINITIONS.

(a)       “Agreement” shall mean this Stock Option Agreement.

(b)       “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c)       “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)       “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(e)       “Company” shall mean FireEye, Inc., a Delaware corporation.

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(f)       “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(g)       “Date of Grant” shall mean the date of grant specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(h)       “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(i)       “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j)       “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

(k)       “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(l)       “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(m)       “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(n)       “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

(o)       “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(p)       “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(q)       “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(r)       “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(s)       “Plan” shall mean the FireEye, Inc. 2008 Stock Plan, as in effect on the Date of Grant.

12

(t)       “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(u)       “Repurchase Period” shall mean a period of 90 consecutive days commencing on the date when the Optionee’s Service terminates for any reason, including (without limitation) death or disability.

(v)       “Restricted Share” shall mean a Share that is subject to the Right of Repurchase.

(w)      “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 8.

(x)       “Right of Repurchase” shall mean the Company’s right of repurchase described in Section 7.

(y)       “Securities Act” shall mean the Securities Act of 1933, as amended.

(z)       “Service” shall mean service as an Employee, Outside Director or Consultant.

(aa)     “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

(bb)     “Stock” shall mean the Common Stock of the Company.

(cc)     “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(dd)     “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(ee)     “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 8.

13

FIREEYE, INC. 2008 STOCK PLAN

NOTICE OF STOCK OPTION EXERCISE

You must sign this Notice on Page 3 before submitting it to the Company.

OPTIONEE INFORMATION:

Name:	Social Security Number:

Address:	Employee Number:

OPTION INFORMATION:

Date of Grant: ______________ Grant No.: ________________	Type of Stock Option:

Exercise Price per Share: $	☐ Nonstatutory (NSO)

Total number of shares of Common Stock of FireEye, Inc. (the “Company”) covered by the option:	☐ Incentive (ISO)

EXERCISE INFORMATION:

Date of Exercise: _____________________

Number of shares of Common Stock of the Company for which the option is being exercised now:

                            . (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price for the Purchased Shares: $

Form of payment [check all that apply]:

☐	Check/Wire for $ , payable to “FireEye, Inc.”

☐	Certificate(s) for shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

☐	Attestation Form covering shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

Name(s) in which the Purchased Shares should be registered [please review the attached explanation of the available forms of ownership, and then check one box]:

☐	In my name only

☐	In the names of my spouse and myself as community property	My spouse’s name (if applicable):

☐	In the names of my spouse and myself as community property with the right of survivorship

1

☐	In the names of my spouse and myself as joint tenants with the right of survivorship

☐	In the name of an eligible revocable trust	Full legal name of revocable trust:

[a Stock Transfer Agreement will be prepared
for this registration]

Address

REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE OPTIONEE:

1.

I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.

I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.	I acknowledge that the Company is under no obligation to register the Purchased Shares.

4.

I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions include (without limitation) that certain current public information about the issuer is available, that the resale occurs only after the holding period required by Rule 144 has been satisfied, that the sale occurs through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

5.

I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6.

I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

7.

I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8.

I acknowledge that the Purchased Shares remain subject to the Company’s right of first refusal and the market stand-off (sometimes referred to as the “lock-up”) and may remain subject to the Company’s right of repurchase at the exercise price, all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

2

9.	I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement.

10.

I acknowledge that I have received a copy of the Company’s explanation of the forms of ownership available for my Purchased Shares. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements described in the attached explanation (i.e. a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

11.	I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

12.

I agree that the Company does not have a duty to design or administer the 2008 Stock Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options are exempt from section 409A of the Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Company’s Common Stock at the time the option was granted by the Company’s Board of Directors. Since shares of the Company’s Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Company’s Board of Directors or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

13.	I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

☐	I acknowledge that the Company has provided me with access to the following information: (i) a summary of the material terms of the Company’s 2008 Stock Plan; (ii) information about the risks associated with investing in the Company’s common stock; and (iii) the Company’s financial statements.

SIGNATURE:	DATE:

3

EXPLANATION OF FORMS OF STOCK OWNERSHIP

PURPOSE OF THIS EXPLANATION

The purpose of this explanation is to provide you with a brief summary of the forms of legal ownership available for the shares that you are purchasing (the “Purchased Shares”). For a number of reasons, this explanation is no substitute for personal legal advice:

•	To make the explanation short and readable, only the highlights are covered. Some legal rules are not addressed, even though they may be important in particular cases.

•	While the summary attempts to deal with the most common situations, your own situation may well be different from the norm.

•	The law may change, and the Company is not responsible for updating this summary.

•

The form in which you own your shares may have a substantial impact on the estate tax treatment that applies to those shares when you die or the income tax treatment that applies when your survivors sell the shares after your death.

FOR THESE REASONS, THE COMPANY STRONGLY ENCOURAGES YOU TO CONSULT YOUR OWN ADVISER BEFORE EXERCISING YOUR OPTION AND BEFORE MAKING A DECISION ABOUT THE FORM OF OWNERSHIP FOR YOUR SHARES.

OVERVIEW

The Notice of Stock Option Exercise offers five forms of taking title to the Purchased Shares:

•	In your name only,

•	In your name and the name of your spouse as community property,

•	In your name and the name of your spouse as community property with the right of survivorship,

•	In your name and the name of your spouse as joint tenants with the right of survivorship, or

•	In the name of an eligible revocable trust.

Title in the Purchased Shares depends upon (a) your marital status, (b) the marital property laws of your state of residence and (c) any agreement with your spouse altering the existing marital property laws of your state of residence. If you are not married, you generally will take title in your name alone. If you are married, title depends upon the marital property laws of your state of residence. In general, states are classified either as “community property” states or as “common-law property” states. (But individual state law may vary within these classifications.)

4

COMMUNITY PROPERTY AND JOINT TENANCY

Community property states include California, Texas, Washington, Arizona, Nevada, New Mexico, Idaho, Louisiana and Wisconsin. In a community property state, property acquired during marriage by either spouse is presumed to be one-half owned by each spouse. All other property is classified as the separate property of the spouse who acquires the property. While either spouse has equal management and control over the community property and may sell, spend or encumber all community property, neither spouse may gift community property or partition his/her one-half interest without the consent of the other spouse. Upon divorce, all community property is divided equally among the spouses and each spouse is entitled to retain all of his/her separate property. Upon the death of a spouse, one-half of the community property (and all of the decedent spouse’s separate property) will pass to the decedent spouse’s heirs. The other one-half of the community property remains the property of the surviving spouse.

Other states are common-law property states. In a common-law property state, each spouse is generally deemed to own whatever he/she earns or acquires.

A married couple may elect to alter the marital property rules by mutually agreeing to take title to property in other forms. For example, a couple residing in a community property state may generally enter into an agreement and transform what otherwise would be community property into the separate property of the spouse who earns or acquires the property.

In addition, many community property and common-law property states allow married couples to take joint title in property acquired during marriage. For example, California allows a married couple to take title in a joint tenancy with the right of survivorship. In a joint tenancy, each spouse owns a one-half interest in the property as separate property. This means that each spouse may transfer or sell his/her one-half interest in the property while he/she is alive. However, unlike traditional separate property, a spouse cannot transfer his/her one-half interest to heirs at death. Instead, the surviving spouse automatically receives the decedent spouse’s one-half interest and becomes the full owner of the property. (This is called the “right of survivorship.”) Both spouses must consent to taking property in a joint tenancy in lieu of having the community property laws apply.

California also allows a married couple to take title in the shares as community property with the right of survivorship. This means that the shares are treated like community property while both spouses are alive. However, if one spouse dies, then the other spouse automatically receives the decedent spouse’s one-half interest and becomes the full owner of the shares. In other words, the decedent spouse’s will or trust does not control the disposition of the shares.

If you have the Purchased Shares issued in a form other than those described above, then the transfer will be treated as a “disposition” for tax purposes. This means that the effect, for tax purposes, will be the same as selling the Purchased Shares. Please refer to the attached tax summary for additional information.

5

TRUSTS

A transfer to a trust generally should not be treated as a “disposition” of the Purchased Shares for tax purposes if the trust satisfies each of the following conditions:

•	You are the sole grantor of the trust,

•	You are the sole trustee, or you and your spouse are the sole co-trustees,

•	The trustee or trustees are not required to distribute the income of the trust to any person other than you and/or your spouse while you are alive, and

•	The trust permits you to revoke all or part of the trust and to have the trust’s assets returned to you, without the consent of any other person (including your spouse).

If you have the Purchased Shares issued to a trust that does not meet these requirements, then the transfer will be treated as a “disposition” for tax purposes. This means that the effect, for tax purposes, will be the same as selling the Purchased Shares. Please refer to the attached tax summary for additional information.

If you have the Purchased Shares issued to any trust, you will be required to sign a Stock Transfer Agreement in your capacity as trustee. Under the Stock Transfer Agreement, the Purchased Shares remain subject to the Company’s right of first refusal and may remain subject to the Company’s right of repurchase at the exercise price, all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

THE COMPANY WILL NOT CHECK TO DETERMINE WHETHER THE FORM OF OWNERSHIP THAT YOU ELECT IN YOUR NOTICE OF STOCK OPTION EXERCISE IS APPROPRIATE. YOU SHOULD CONSULT YOUR OWN ADVISERS ON THIS SUBJECT. IF AN INAPPROPRIATE ELECTION IS MADE, THE FORM OF OWNERSHIP MAY NOT WITHSTAND LEGAL SCRUTINY OR MAY HAVE ADVERSE TAX CONSEQUENCES.

6

FIREEYE, INC. 2008 STOCK PLAN

NOTICE OF STOCK OPTION EXERCISE (EARLY EXERCISE)

You must sign this Notice on Page 3 before submitting it to the Company.

OPTIONEE INFORMATION:

Name:	Social Security Number:

Address:	Employee Number:

OPTION INFORMATION:

Date of Grant: ______________ Grant No.: ________________	Type of Stock Option:

Exercise Price per Share: $	☐ Nonstatutory (NSO)

Total number of shares of Common Stock of FireEye, Inc. (the “Company”) covered by the option:	☐ Incentive (ISO)

EXERCISE INFORMATION:

Date of Exercise: _____________________

Number of shares of Common Stock of the Company for which the option is being exercised now:

                            . (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price for the Purchased Shares: $

Form of payment enclosed [check all that apply]:

☐	Check/Wire for $ , payable to “FireEye, Inc.”

☐	Certificate(s) for shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

☐	Attestation Form covering shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

Name(s) in which the Purchased Shares should be registered [please review the attached explanation of the available forms of ownership, and then check one box]:

☐	In my name only

☐	In the names of my spouse and myself as community property	My spouse’s name (if applicable):

☐	In the names of my spouse and myself as community property with the right of survivorship

☐	In the names of my spouse and myself as joint tenants with the right of survivorship

☐	In the name of an eligible revocable trust [requires Stock Transfer Agreement]	Full legal name of revocable trust:

The certificate for the Purchased Shares
should be sent to the following address:

REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE OPTIONEE:

1.

I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.

I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.	I acknowledge that the Company is under no obligation to register the Purchased Shares.

4.

I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions include (without limitation) that certain current public information about the issuer is available, that the resale occurs only after the holding period required by Rule 144 has been satisfied, that the sale occurs through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

5.

I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6.

I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

7.

I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8.

I acknowledge that the Purchased Shares remain subject to the Company’s right of first refusal and the market stand-off (sometimes referred to as the “lock-up”) and may remain subject to the Company’s right of repurchase at the exercise price, all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

2

9.	I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement.

10.

I acknowledge that I have received a copy of the Company’s explanation of the forms of ownership available for my Purchased Shares. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements described in the attached explanation (i.e. a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

11.

I acknowledge that I have received a copy of the Company’s explanation of the tax election under section 83(b) of the Internal Revenue Code. In the event that I choose to make a section 83(b) election, I acknowledge that it is my responsibility—and not the Company’s responsibility—to file the election in a timely manner, even if I ask the Company or its agents to make the filing on my behalf. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

12.

I agree that the Company does not have a duty to design or administer the 2008 Stock Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options are exempt from section 409A of the Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Company’s Common Stock at the time the option was granted by the Company’s Board of Directors. Since shares of the Company’s Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Company’s Board of Directors or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

☐	I acknowledge that the Company has provided me with access to the following information: (i) a summary of the material terms of the Company’s 2008 Stock Plan; (ii) information about the risks associated with investing in the Company’s common stock; and (iii) the Company’s financial statements.

SIGNATURE:	DATE:

3

EXPLANATION OF FORMS OF STOCK OWNERSHIP

PURPOSE OF THIS EXPLANATION

The purpose of this explanation is to provide you with a brief summary of the forms of legal ownership available for the shares that you are purchasing (the “Purchased Shares”). For a number of reasons, this explanation is no substitute for personal legal advice:

•	To make the explanation short and readable, only the highlights are covered. Some legal rules are not addressed, even though they may be important in particular cases.

•	While the summary attempts to deal with the most common situations, your own situation may well be different from the norm.

•	The law may change, and the Company is not responsible for updating this summary.

•

The form in which you own your shares may have a substantial impact on the estate tax treatment that applies to those shares when you die or the income tax treatment that applies when your survivors sell the shares after your death.

FOR THESE REASONS, THE COMPANY STRONGLY ENCOURAGES YOU TO CONSULT YOUR OWN ADVISER BEFORE EXERCISING YOUR OPTION AND BEFORE MAKING A DECISION ABOUT THE FORM OF OWNERSHIP FOR YOUR SHARES.

OVERVIEW

The Notice of Stock Option Exercise offers five forms of taking title to the Purchased Shares:

•	In your name only,

•	In your name and the name of your spouse as community property,

•	In your name and the name of your spouse as community property with the right of survivorship,

•	In your name and the name of your spouse as joint tenants with the right of survivorship, or

•	In the name of an eligible revocable trust.

Title in the Purchased Shares depends upon (a) your marital status, (b) the marital property laws of your state of residence and (c) any agreement with your spouse altering the existing marital property laws of your state of residence. If you are not married, you generally will take title in your name alone. If you are married, title depends upon the marital property laws of your state of residence. In general, states are classified either as “community property” states or as “common-law property” states. (But individual state law may vary within these classifications.)

4

COMMUNITY PROPERTY AND JOINT TENANCY

Community property states include California, Texas, Washington, Arizona, Nevada, New Mexico, Idaho, Louisiana and Wisconsin. In a community property state, property acquired during marriage by either spouse is presumed to be one-half owned by each spouse. All other property is classified as the separate property of the spouse who acquires the property. While either spouse has equal management and control over the community property and may sell, spend or encumber all community property, neither spouse may gift community property or partition his/her one-half interest without the consent of the other spouse. Upon divorce, all community property is divided equally among the spouses and each spouse is entitled to retain all of his/her separate property. Upon the death of a spouse, one-half of the community property (and all of the decedent spouse’s separate property) will pass to the decedent spouse’s heirs. The other one-half of the community property remains the property of the surviving spouse.

Other states are common-law property states. In a common-law property state, each spouse is generally deemed to own whatever he/she earns or acquires.

A married couple may elect to alter the marital property rules by mutually agreeing to take title to property in other forms. For example, a couple residing in a community property state may generally enter into an agreement and transform what otherwise would be community property into the separate property of the spouse who earns or acquires the property.

In addition, many community property and common-law property states allow married couples to take joint title in property acquired during marriage. For example, California allows a married couple to take title in a joint tenancy with the right of survivorship. In a joint tenancy, each spouse owns a one-half interest in the property as separate property. This means that each spouse may transfer or sell his/her one-half interest in the property while he/she is alive. However, unlike traditional separate property, a spouse cannot transfer his/her one-half interest to heirs at death. Instead, the surviving spouse automatically receives the decedent spouse’s one-half interest and becomes the full owner of the property. (This is called the “right of survivorship.”) Both spouses must consent to taking property in a joint tenancy in lieu of having the community property laws apply.

California also allows a married couple to take title in the shares as community property with the right of survivorship. This means that the shares are treated like community property while both spouses are alive. However, if one spouse dies, then the other spouse automatically receives the decedent spouse’s one-half interest and becomes the full owner of the shares. In other words, the decedent spouse’s will or trust does not control the disposition of the shares.

If you have the Purchased Shares issued in a form other than those described above, then the transfer will be treated as a “disposition” for tax purposes. This means that the effect, for tax purposes, will be the same as selling the Purchased Shares. Please refer to the attached tax summary for additional information.

5

TRUSTS

A transfer to a trust generally should not be treated as a “disposition” of the Purchased Shares for tax purposes if the trust satisfies each of the following conditions:

•	You are the sole grantor of the trust,

•	You are the sole trustee, or you and your spouse are the sole co-trustees,

•	The trustee or trustees are not required to distribute the income of the trust to any person other than you and/or your spouse while you are alive, and

•	The trust permits you to revoke all or part of the trust and to have the trust’s assets returned to you, without the consent of any other person (including your spouse).

If you have the Purchased Shares issued to a trust that does not meet these requirements, then the transfer will be treated as a “disposition” for tax purposes. This means that the effect, for tax purposes, will be the same as selling the Purchased Shares. Please refer to the attached tax summary for additional information.

If you have the Purchased Shares issued to any trust, you will be required to sign a Stock Transfer Agreement in your capacity as trustee. Under the Stock Transfer Agreement, the Purchased Shares remain subject to the Company’s right of first refusal and may remain subject to the Company’s right of repurchase at the exercise price, all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

THE COMPANY WILL NOT CHECK TO DETERMINE WHETHER THE FORM OF OWNERSHIP THAT YOU ELECT IN YOUR NOTICE OF STOCK OPTION EXERCISE IS APPROPRIATE. YOU SHOULD CONSULT YOUR OWN ADVISERS ON THIS SUBJECT. IF AN INAPPROPRIATE ELECTION IS MADE, THE FORM OF OWNERSHIP MAY NOT WITHSTAND LEGAL SCRUTINY OR MAY HAVE ADVERSE TAX CONSEQUENCES.

6

EXPLANATION OF SECTION 83(b) ELECTION

With respect to the exercise of an option for unvested shares, you may file an election (the “Election”) with the Internal Revenue Service (“IRS”), within thirty (30) days of the purchase of the exercised shares, electing pursuant to Section 83(b) of the Internal Revenue Code to be taxed currently on any difference between the purchase price of the exercised shares and their fair market value on the date of purchase. In the case of an NSO, this will result in the recognition of taxable income to you on the date of exercise, measured by the excess, if any, of the fair market value of the exercised shares, at the time the option is exercised over the purchase price for the exercised shares. If you are an employee or former employee of the Company, this taxable income will be subject to withholding for income and payroll taxes. Absent such an Election, taxable income will be measured and recognized by you at the time or times on which the option vests. In the case of an ISO, such an Election will result in a recognition of income to you for alternative minimum tax purposes on the date of exercise, measured by the excess, if any, of the fair market value of the exercised shares, at the time the option is exercised, over the purchase price for the exercised shares. Absent such an Election, alternative minimum taxable income will be measured and recognized by you at the time or times on which the option vests.

This discussion is intended only as a summary of the general United States income tax laws that apply to exercising options as to shares that have not yet vested and is accurate only as of the date this form agreement was approved by the Board. The federal, state and local tax consequences to any particular taxpayer will depend upon his or her individual circumstances. You are strongly encouraged to seek the advice of your own tax consultants in connection with the purchase of the shares and the advisability of filing of the Election under Section 83(b) of the Internal Revenue Code. A form of Election under Section 83(b) is attached hereto for reference.

YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON YOUR BEHALF.

DISCLAIMER UNDER IRS CIRCULAR 230

To comply with IRS rules, you are hereby notified that the foregoing summary was not intended or written in order to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer. In addition, if the foregoing summary would otherwise be considered a “marketed opinion” under the IRS rules, you are hereby notified that the advice was written to support the promotion or marketing of the transactions or matters addressed by the summary. The tax consequences of options will vary depending on the specific circumstances of each taxpayer. Therefore, each taxpayer should seek advice from an independent tax adviser.

7

SECTION 83(b) ELECTION

This statement is made under Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, pursuant to Treasury Regulations Section 1.83-2.

A.	The taxpayer who performed the services is:

Name:

Address:

Social Security No.:

B.	The property with respect to which the election is made is shares of the common stock of FireEye, Inc.

C.	The property was transferred on , .

D.	The taxable year for which the election is made is the calendar year .

E.

The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer’s service with the issuer terminates. The issuer’s repurchase right lapses in a series of installments over a              -year period ending on                            ,             .

F.	The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $ per share.

G.	The amount paid for such property is $ per share.

H.	A copy of this statement was furnished to FireEye, Inc., for whom taxpayer rendered the services underlying the transfer of such property.

I.	This statement is executed on , .

Signature of Spouse (if any)	Signature of Taxpayer

Within 30 days after the date of exercise, this election must be filed with the Internal Revenue Service Center where the Optionee files his or her federal income tax returns. The filing should be made by registered or certified mail, return receipt requested. The Optionee must (a) file a copy of the completed form with his or her federal tax return for the current tax year and (b) deliver an additional copy to the Company.

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FIREEYE, INC. 2008 STOCK PLAN:

SUMMARY OF STOCK GRANT (FOR SERVICES)

The Transferee is acquiring shares of the Common Stock of FireEye, Inc. on the following terms:

Name of Transferee:	«Name»

Total Number of Transferred Shares:	«TotalShares»

Date of Transfer:	«DateTransfer»

Vesting Commencement Date:	«VestComDate»

Vesting Schedule:

[The Forfeiture Condition shall lapse with respect to the

first 25% of the Transferred Shares when the Transferee completes 12 months of continuous Service after the Vesting Commencement Date set forth above. The Forfeiture Condition shall lapse with respect to an additional 1/48th of the Transferred Shares when the Transferee completes each month of continuous Service thereafter.]

By signing below, the Transferee and the Company agree that the acquisition of the Transferred Shares is governed by the terms and conditions of the 2008 Stock Plan and the Stock Grant Agreement. Both of these documents are attached to, and made a part of, this Summary of Stock Grant. The Transferee further agrees that the Company may deliver by email all documents relating to the Plan or this grant (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Transferee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Transferee by email.

TRANSFEREE:	FIREEYE, INC.

By:

Title:

FIREEYE, INC. 2008 STOCK PLAN:

STOCK GRANT AGREEMENT

SECTION 1. ACQUISITION OF SHARES.

(a) Transfer. On the terms and conditions set forth in the Summary of Stock Grant and this Agreement, the Company agrees to transfer to the Transferee the number of Shares set forth in the Summary of Stock Grant. The transfer shall occur at the offices of the Company on the date of transfer set forth in the Summary of Stock Grant or at such other place and time as the parties may agree.

(b) Consideration. The Transferee and the Company agree that the Transferred Shares are being issued to the Transferee as consideration for a portion of the services performed by the Transferee for the Company.

(c) Stock Plan and Defined Terms. The transfer of the Transferred Shares is subject to the Plan, a copy of which the Transferee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 12 of this Agreement.

SECTION 2. FORFEITURE CONDITION.

(a) Scope of Forfeiture Condition. All Transferred Shares initially shall be Restricted Shares and shall be subject to forfeiture to the Company. The Transferee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence. The Transferee may transfer Restricted Shares to one or more members of the Transferee’s Immediate Family or to a trust established by the Transferee for the benefit of the Transferee and/or one or more members of the Transferee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Transferee transfers any Restricted Shares, then this Agreement shall apply to the Subsequent Transferee to the same extent as to the Transferee.

(b) Vesting. The Forfeiture Condition shall lapse and the Restricted Shares shall become vested in accordance with the vesting schedule set forth in the Summary of Stock Grant.

(c) Execution of Forfeiture. The Forfeiture Condition shall be applicable only if the Transferee’s Service terminates for any reason, with or without cause, including (without limitation) death or disability, before all Restricted Shares have become vested. In the event that the Transferee’s Service terminates for any reason, the certificate(s) representing any remaining Restricted Shares shall be delivered to the Company. The Company shall make no payment for Restricted Shares that are forfeited.

(d) Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Forfeiture Condition. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares.

(e) Termination of Rights as Stockholder. If Restricted Shares are forfeited in accordance with this Section 2, then the person who is to forfeit such Restricted Shares shall no longer have any rights as a holder of such Restricted Shares. Such Restricted Shares shall be deemed to have been forfeited in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(f) Escrow. Upon issuance, the certificates for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Subsection (d) above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Transferred Shares are at the time Restricted Shares. All regular cash dividends on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to the Transferee and shall not be held in escrow. Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for forfeiture and cancellation in the event that the Forfeiture Condition or Right of First Refusal applies or (ii) released to the Transferee upon the Transferee’s request to the extent the Transferred Shares are no longer Restricted Shares (but not more frequently than once every six months). In any event, all Transferred Shares that have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the termination of the Transferee’s Service or (ii) the lapse of the Right of First Refusal.

(g) Part-Time Employment and Leaves of Absence. If the Transferee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Summary of Stock Grant in accordance with the Company’s part-time work policy or the terms of an agreement between the Transferee and the Company pertaining to his or her part-time schedule. If the Transferee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Summary of Stock Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue while the Transferee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Transferee immediately returns to active work.

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SECTION 3. RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that the Transferee proposes to sell, pledge or otherwise transfer to a third party any Transferred Shares, or any interest in Transferred Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Transferred Shares. If the Transferee desires to transfer Transferred Shares, the Transferee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Transferred Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Subsequent Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Transferee and by the proposed Subsequent Transferee and must constitute a binding commitment of both parties to the transfer of the Transferred Shares. The Company shall have the right to purchase all, and not less than all, of the Transferred Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after receiving the Transfer Notice, the Transferee may, not later than 90 days after the Company received the Transfer Notice, conclude a transfer of the Transferred Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Transferee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Transferee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Transferred Shares on the terms set forth in the Transfer Notice within 60 days after the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Transferred Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Transferred Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Transferred Shares subject to this Section 3 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Transferred Shares subject to this Section 3.

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(d) Termination of Right of First Refusal. Any other provision of this Section 3 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Transferee desires to transfer Transferred Shares, the Company shall have no Right of First Refusal, and the Transferee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 3 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Transferee’s Immediate Family or to a trust established by the Transferee for the benefit of the Transferee and/or one or more members of the Transferee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Transferee transfers any Transferred Shares, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Subsequent Transferee to the same extent as to the Transferee.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 3, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 3.

SECTION 4. OTHER RESTRICTIONS ON TRANSFER.

(a) Transferee Representations. In connection with the issuance and acquisition of Shares under this Agreement, the Transferee hereby represents and warrants to the Company as follows:

(i) The Transferee is acquiring and will hold the Transferred Shares for investment for his or her account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(ii) The Transferee understands that the Transferred Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Transferred Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or the Transferee obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Transferee further acknowledges and understands that the Company is under no obligation to register the Transferred Shares.

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(iii) The Transferee is aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited “broker’s transaction,” and the amount of securities being sold during any three-month period not exceeding specified limitations. The Transferee acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(iv) The Transferee will not sell, transfer or otherwise dispose of the Transferred Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Transferee agrees that he or she will not dispose of the Transferred Shares unless and until he or she has complied with all requirements of this Agreement applicable to the disposition of Transferred Shares and he or she has provided the Company with written assurances, in substance and form satisfactory to the Company, that (A) the proposed disposition does not require registration of the Transferred Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Transferred Shares under applicable state law.

(v) The Transferee has been furnished with, and has had access to, such information as he or she considers necessary or appropriate for deciding whether to invest in the Transferred Shares, and the Transferee has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Transferred Shares.

(vi) The Transferee is aware that his or her investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Transferee is able, without impairing his or her financial condition, to hold the Transferred Shares for an indefinite period and to suffer a complete loss of his or her investment in the Transferred Shares.

(b) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose

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restrictions upon the sale, pledge or other transfer of the Transferred Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or any other law.

(c) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Transferee or a Subsequent Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Transferred Shares without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Transferred Shares until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (c). This Subsection (c) shall not apply to Shares registered in the public offering under the Securities Act.

(d) Rights of the Company. The Company shall not be required to (i) transfer on its books any Transferred Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Transferred Shares, or otherwise to accord voting, dividend or liquidation rights to, any Subsequent Transferee to whom Transferred Shares have been transferred in contravention of this Agreement.

SECTION 5. SUCCESSORS AND ASSIGNS.

Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Transferee and the Transferee’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

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SECTION 6. NO RETENTION RIGHTS.

Nothing in this Agreement or in the Plan shall confer upon the Transferee any right to continue providing services to the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or of the Transferee, which rights are hereby expressly reserved by each, to terminate his or her service at any time and for any reason, with or without cause.

SECTION 7. TAX ELECTION.

The acquisition of the Transferred Shares may result in adverse tax consequences that may be avoided or mitigated by filing an election under Code Section 83(b). Such election may be filed only within 30 days after the date of transfer set forth in the Summary of Stock Grant. The form for making the Code Section 83(b) election is attached to this Agreement as an Exhibit. The Transferee should consult with his or her tax advisor to determine the tax consequences of acquiring the Transferred Shares and the advantages and disadvantages of filing the Code Section 83(b) election. The Transferee acknowledges that it is his or her sole responsibility, and not the Company’s, to file a timely election under Code Section 83(b), even if the Transferee requests the Company or its representatives to make this filing on his or her behalf.

SECTION 8. LEGENDS.

All certificates evidencing Transferred Shares shall bear the following legends:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND IMPOSES CERTAIN FORFEITURE CONDITIONS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

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If required by the authorities of any State in connection with the issuance of the Transferred Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

SECTION 9. NOTICE.

Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Transferee at the address that he or she most recently provided to the Company in accordance with this Section 9.

SECTION 10. ENTIRE AGREEMENT.

The Summary of Stock Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

SECTION 11. CHOICE OF LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

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SECTION 12. DEFINITIONS.

(a) “Agreement” shall mean this Stock Grant Agreement.

(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c) “Cause” shall have the meaning defined in Transferee’s offer letter agreement with the Company or incorporated therein.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e) “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(f) “Company” shall mean FireEye, Inc., a Delaware corporation.

(g) “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(h) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(i) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(j) “Forfeiture Condition” shall mean the forfeiture condition described in Section 2.

(k) “Good Reason” shall have the meaning defined in Transferee’s offer letter agreement with the Company or incorporated therein.

(l) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(m) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(n) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(o) “Plan” shall mean the FireEye, Inc. 2008 Stock Plan, as amended.

(p) “Restricted Share” shall mean a Transferred Share that is subject to the Forfeiture Condition.

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(q) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 3.

(r) “Securities Act” shall mean the Securities Act of 1933, as amended.

(s) “Service” shall mean service as an Employee, Outside Director or Consultant.

(t) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

(u) “Stock” shall mean the Common Stock of the Company.

(v) “Subsequent Transferee” shall mean any person to whom the Transferee has directly or indirectly transferred any Transferred Shares.

(w) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain or corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(x) “Summary of Stock Grant” shall mean the document so entitled to which this Agreement is attached.

(y) “Transferee” shall mean the individual named in the Summary of Stock Grant.

(z) “Transfer Notice” shall mean the notice of a proposed transfer of Transferred Shares described in Section 3.

(aa) “Transferred Shares” shall mean the Shares acquired by the Transferee pursuant to this Agreement.

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EXHIBIT I

SECTION 83(b) ELECTION

This statement is made under Section 83(b) of the Internal Revenue Code of 1986, as amended, pursuant to Treasury Regulations Section 1.83-2.

(1)	The taxpayer who performed the services is:

Name:_________________________________________

Address:_______________________________________

______________________________________________

Social Security No.: ______________________________

(2)	The property with respect to which the election is made is ________ shares of the common stock of FireEye, Inc.

(3)	The property was transferred on _________ __, ______.

(4)	The taxable year for which the election is made is the calendar year ______.

(5)

The property is subject to forfeiture if for any reason taxpayer’s service with the issuer terminates. The forfeiture condition lapses in a series of installments over a _____-year period ending on _________ ___, _____.

(6)	The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction that by its terms will never lapse) is $_________ per share.

(7)	No amount was paid for such property.

(8)	A copy of this statement was furnished to FireEye, Inc., for whom taxpayer rendered the services underlying the transfer of such property.

(9)	This statement is executed on __________ ___, _____.

Spouse (if any)	Taxpayer

Within 30 days after the date of transfer, this election must be filed with the Internal Revenue Service Center where the Transferee files his or her federal income tax returns. The filing should be made by registered or certified mail, return receipt requested. The Transferee must (a) file a copy of the completed form with his or her federal tax return for the current tax year and (b) deliver an additional copy to the Company.

FIREEYE, INC. 2008 STOCK PLAN

NOTICE OF RESTRICTED STOCK UNIT GRANT

Pursuant to the FireEye, Inc. 2008 Stock Plan, this Notice of Restricted Stock Unit Grant, and the terms and conditions set forth in the Restricted Stock Unit Agreement, FireEye, Inc. has made a grant of Restricted Stock Units (“RSUs”) to the Holder named below:

Name of Holder:	«Name»

Total Number of RSUs:	«TotalRSUs»

Date of Grant:	«DateGrant»

Vesting Commencement Date:	«VestingCommencementDate»

Vesting Schedule:	«InsertVestingSchedule»

Expiration Date:	The date on which the settlement of all RSUs granted hereunder occurs. The RSU expires earlier if your Service terminates earlier, as described in the Restricted Stock Unit Agreement.

By signing below, the Holder and the Company agree that these Restricted Stock Units are granted under, and governed by, the terms and conditions of, the 2006 Stock Plan and the Restricted Stock Unit Agreement and any exhibit thereto. Both of these documents are made a part of this Notice of Restricted Stock Unit Grant.

Holder:	FireEye, Inc.

By:
Holder’s Signature	Title:

THE RESTRICTED STOCK UNITS GRANTED PURSUANT TO THIS RESTRICTED STOCK UNIT AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

RESTRICTED STOCK UNIT AGREEMENT

UNDER THE FIREEYE, INC.

2008 STOCK PLAN

Pursuant to the FireEye, Inc. 2008 Stock Plan as amended (the “Plan”) and the terms and conditions set forth in this Restricted Stock Unit Agreement, and any exhibit hereto (together with the Notice of Restricted Stock Unit Grant, the “RSU Agreement”), FireEye, Inc. (the “Company”) hereby grants an Award of the number of Restricted Stock Units listed in the Notice of Restricted Stock Unit Grant (an “RSU”) to the Holder named in the Notice of Restricted Stock Unit Grant. Each Restricted Stock Unit shall relate to one Share. Capitalized terms in this RSU Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein. The RSU may also be subject to the country-specific provisions set forth on Exhibit A hereto, which is part of this RSU Agreement.

1.        Restrictions on Transfer of RSU. The RSU may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Holder, and, subject to the restrictions contained in this RSU Agreement and the Plan, Shares issuable with respect to the RSU may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the RSU has vested as provided in Section 2 of this RSU Agreement and (ii) Shares have been issued to the Holder in accordance with the terms of the Plan and this RSU Agreement. In addition, the RSU and any Shares issuable upon settlement of the RSU, may be subject to the restrictions contained herein, including, without limitation, the country-specific terms set forth in Exhibit A, and in the Plan.

2.        Conditions and Vesting of Restricted Stock Units. The RSUs awarded under this RSU Agreement will vest in accordance with the Vesting Schedule set forth in the Notice of Restricted Stock Unit Grant. Each date as of which Shares subject to RSUs vest shall be referred to as a “Vesting Date.”

3.        Termination of Service. If the Holder’s active Service with the Company terminates for any reason (including death or disability) prior to the satisfaction of vesting, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Holder nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Stock Units.

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4.        Settlement and Receipt of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than March 15th of the year following the calendar year in which such Vesting Date occurs), the Company shall issue to the Holder the number of Shares equal to the aggregate number of Restricted Stock Units that have vested pursuant to Section 2 of this RSU Agreement on such Vesting Date, and the Holder shall thereafter have all the rights of a stockholder of the Company with respect to such Shares.

5.        Incorporation of Plan. Notwithstanding anything herein to the contrary, this RSU Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Board of Directors to administer the Plan as set forth in the Plan.

6.        Tax Withholding. The Holder acknowledges that, regardless of any action taken by the Company or, if different, the Holder’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Holder’s participation in the Plan and legally applicable to the Holder (“Tax-Related Items”) is and remains the Holder’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Holder further acknowledges that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSU, including, but not limited to, the grant, vesting or settlement of the RSU, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSU to reduce or eliminate the Holder’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Holder is subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, the Holder acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, the Holder agrees to make adequate arrangements to satisfy all Tax-Related Items. In this regard, the Holder authorizes the Company and/or the Employer, or their respective agents, in their sole discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) by withholding from Shares to be issued to the Holder a number of Shares with an aggregate Fair Market Value that would satisfy the minimum withholding amount due; (ii) by the Company causing its transfer agent to sell from the number of Shares to be issued to the Holder, the number of Shares necessary to satisfy the Tax-Related Items to be withheld from the Holder on account of such transfer; or (iii) by withholding from the Holder’s wages or other cash compensation paid to the Holder by the Company and/or the Employer.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case the Holder will receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Shares. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Holder is deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

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Finally, the Holder agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Holder’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if the Holder fails to comply with the Holder’s obligations in connection with the Tax-Related Items.

7.       Right of First Refusal.

(a)      Transfer Notice. In the event that the Holder proposes to sell, pledge or otherwise transfer to a third party any Shares acquired pursuant to the settlement of the RSU under this RSU Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all of such Shares. If the Holder desires to transfer any Shares acquired pursuant to the settlement of the RSU under this RSU Agreement, the Holder shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, state, local or foreign securities laws. The Transfer Notice shall be signed both by the Holder and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, or less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)      Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Holder may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, state, local and foreign securities laws and not in violation of any other contractual restrictions to which the Holder is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Holder, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)      Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any

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securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

(d)      Termination of Right of First Refusal. Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Holder desires to transfer Shares, the Company shall have no Right of First Refusal, and the Holder shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e)      Permitted Transfers. This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Holder’s Immediate Family or to a trust established by the Holder for the benefit of the Holder and/or one or more members of the Holder’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this RSU Agreement. If the Holder transfers any Shares acquired under this RSU Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this RSU Agreement shall apply to the Transferee to the same extent as to the Holder.

(f)      Termination of Rights as Shareholder. If the Company makes available, at the time and place and in the amount and form provided in this RSU Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this RSU Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this RSU Agreement.

(g)      Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 7.

(h)      Definitions.

  (i)     “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

  (ii)     “Right of First Refusal” means the Company’s right of first refusal described in Section 7.

  (iii)     “Transferee” means any person to whom the Holder has directly or indirectly transferred any Share acquired upon settlement of the RSU.

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(iv)     “Transfer Notice” means the notice of a proposed transfer of Shares described in Section 7.

8.       Legality of Initial Issuance. No Shares shall be issued upon the settlement of the RSU under this RSU Agreement unless and until the Company has determined that:

(a)     It and the Holder have taken any actions required to register the Shares under the U.S. Securities Act of 1933 (the “Securities Act”) or to perfect an exemption from the registration requirements thereof;

(b)     Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c)     Any other applicable provision of federal, state, local or foreign law has been satisfied.

9.      No Registration Rights. The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable securities law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this RSU Agreement to comply with any law.

10.     Restrictions on Transfer of Shares.

(a)       Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state or country, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or country or any other law.

(b)       Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s Initial Public Offering, the Holder or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this RSU Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s Initial Public Offering. In the

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event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this RSU Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c)       Investment Intent at Grant. The Holder represents and agrees that the Shares to be acquired upon settlement of the RSU under this RSU Agreement will be acquired for investment, and not with a view to the sale or distribution thereof. In the event the Shares have not yet been registered under the Securities Act at the time the RSUs are paid to Holder, Holder shall, if required by the Company, concurrently with the receipt of all or any portion of this Award of RSUs, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

(d)       Legends. All certificates evidencing Shares acquired under this RSU Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares acquired under this RSU Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(e)       Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares acquired under this RSU Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

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  (f)       Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Holder and all other persons.

11.     Adjustment of Shares. In the event of any transaction described in Section 8(a) of the Plan, the terms of the RSU (including, without limitation, the number and kind of Shares subject to the RSU) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, the RSU shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

12.     Nature of Grant. In accepting the grant, the Holder acknowledges, understands, and agrees that:

(1)     the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(2)     the grant of the RSU is voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted in the past;

(3)     all decisions with respect to future RSU or other grants, if any, will be at the sole discretion of the Company;

(4)     the RSU grant and the Holder’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company, the Employer or any Subsidiary or Parent and shall not interfere with the ability of the Company, the Employer or any Subsidiary or Parent, as applicable, to terminate the Holder’s Service (if any);

(5)     the Holder is voluntarily participating in the Plan;

(6)     the RSU and the Shares subject to the RSU are not intended to replace any pension rights or compensation;

(7)     the RSU and the Shares subject to the RSU, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(8)     the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

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(9)     no claim or entitlement to compensation or damages shall arise from forfeiture of the RSU resulting from the termination of the Holder’s Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Holder is employed or the terms of the Holder’s employment agreement, if any), and in consideration of the grant of the RSU, to which the Holder is otherwise not entitled, the Holder irrevocably agrees never to institute any claim against the Company, any Subsidiary or Parent or the Employer, waives the Holder’s ability, if any, to bring any such claim, and releases the Company, any Subsidiary or Parent and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Holder shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(10)     for purposes of the RSU, the Holder’s Service will be considered terminated as of the date the Holder is no longer actively providing services to the Company or any Subsidiary or Parent (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Holder is employed or the terms of the Holder’s employment agreement, if any) and unless otherwise expressly provided in this RSU Agreement or determined by the Company, the Holder’s right to vest in the RSU under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Holder’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Holder is employed or the terms of the Holder’s employment agreement, if any); the Board of Directors shall have the exclusive discretion to determine when the Holder is no longer actively providing services for purposes of the Holder’s RSU grant (including whether the Holder may still be considered to be providing services while on an approved leave of absence);

(11)     unless otherwise provided in the Plan or by the Company in its discretion, the RSU and the benefits evidenced by this RSU Agreement do not create any entitlement to have the RSU or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company; and

(12)     the Holder acknowledges and agrees that neither the Company, the Employer nor any Subsidiary or Parent shall be liable for any foreign exchange rate fluctuation between the Holder’s local currency and the United States Dollar that may affect the value of the RSU or of any amounts due to the Holder pursuant to the settlement of the RSU or the subsequent sale of any Shares acquired upon settlement.

13.     Data Privacy. The Holder hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Holder’s personal data as described in this RSU Agreement and any other RSU grant materials (“Data”) by and among, as applicable, the Employer, the Company, its Subsidiaries and Parents for the exclusive purpose of implementing, administering and managing the Holder’s participation in the Plan.

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The Holder understands that the Company and the Employer may hold certain personal information about the Holder, including, but not limited to, the Holder’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all RSUs or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Holder’s favor, for the exclusive purpose of implementing, administering and managing the Plan.

The Holder understands that Data will be transferred to its designated Plan broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. The Holder understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than the Holder’s country. The Holder understands that the Holder may request a list with the names and addresses of any potential recipients of the Data by contacting the Holder’s local human resources representative. The Holder authorizes the Company, its designated Plan broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Holder’s participation in the Plan. The Holder understands that Data will be held only as long as is necessary to implement, administer and manage the Holder’s participation in the Plan. The Holder understands that the Holder may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Holder’s local human resources representative. Further, the Holder understands that the Holder is providing the consents herein on a purely voluntary basis. If the Holder does not consent, or if the Holder later seeks to revoke the Holder’s consent, the Holder’s Service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing the Holder’s consent is that the Company would not be able to grant the Holder RSUs or other equity awards or administer or maintain such awards. Therefore, the Holder understands that refusing or withdrawing the Holder’s consent may affect the Holder’s ability to participate in the Plan. For more information on the consequences of the Holder’s refusal to consent or withdrawal of consent, the Holder understands that the Holder may contact the Holder’s local human resources representative.

14.         Section 409A. For U.S. taxpayers, this RSU is intended to constitute a “short term deferral” for purposes of Section 409A of the Code to the greatest extent possible, and otherwise is intended to comply with Section 409A of the Code, and the RSU will be administered and interpreted in accordance with that intent. To the extent that any provision of this RSU Agreement is ambiguous as to its exemption from, or compliance with, Section 409A of the Code, the provision shall be read in such a manner so that all payments hereunder are either exempt from, or comply with, Section 409A of the Code. Solely for purposes of Section 409A of the Code, each issuance of Shares on a Vesting Date shall be considered a separate payment. The Company makes no representation or warranty and shall have no liability to the Holder or any other person if any provisions of this RSU are determined to constitute deferred compensation subject to Section 409A of the Code but do not satisfy an exemption from, or the conditions of, such Section.

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15.     Miscellaneous Provisions.

(a)     Rights as a Stockholder. Neither the Holder nor the Holder’s representative shall have any rights as a stockholder with respect to any Shares subject to the RSU until the Holder or the Holder’s representative are issued Shares in settlement of the RSU in accordance with the terms and conditions of the Plan and this RSU Agreement.

(b)     Notice. Any notice required by the terms of this RSU Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service or local country equivalent, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Holder at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(c)     Entire Agreement. This RSU Agreement, including any exhibit attached hereto, and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(d)     Choice of Law; Venue. This RSU Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

For purposes of litigating any dispute that arises under this grant or the RSU Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, agree that such litigation shall be conducted in the courts of San Mateo County, or the federal courts for the United States for the Northern District of California, where this grant is made and/or to be performed.

(e)     Electronic Delivery of Documents. The Holder agrees that the Company may deliver by email all documents relating to the Plan or the RSU (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Holder also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Holder by email. Furthermore, the Holder agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(f)     Severability. The provisions of this RSU Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions nevertheless shall be binding and enforceable.

(g)     Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Holder’s participation in the Plan, on this RSU and on any Shares acquired under the Plan, to the extent that the Company determines that it is necessary or advisable in order to comply with applicable law or facilitate the administration of the Plan, and to require the Holder to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

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(h)     No Advice Regarding RSU. The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding the Holder’s participation in the Plan, or his or her acquisition or sale of Shares issued pursuant to this RSU. The Holder is solely responsible for taking all appropriate legal advice, notably concerning U.S. and local country tax and social security regulations, when signing this RSU Agreement, or selling the Shares acquired upon settlement of the RSU, or more generally when making any decision in relation with this RSU, this RSU Agreement or otherwise under the Plan. The Company does not represent or guaranty that the Holder may benefit from specific provisions under said regulations and the Holder shall on his or her own efforts receive proper information in this respect. The Holder is hereby advised to consult with his or her personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

(i)     Language. If the Holder has received this RSU Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

(j)     Waiver. The Holder acknowledges that a waiver by the Company or breach of any provision of this RSU Agreement shall not operate or be construed as a waiver of any other provision of this RSU Agreement, or of any subsequent breach by the Holder or any other Holder.

(k)     Country-Specific Provisions. Notwithstanding any provisions in this RSU Agreement, the RSU grant may be subject to any country-specific provisions set forth in Exhibit A to this RSU Agreement for the Holder’s country. Moreover, if the Holder relocates to one of the countries included in Exhibit A, the special terms and conditions for such country will apply to the Holder, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Exhibit A constitutes part of this RSU Agreement.

FIREEYE, INC.

By:
Name: Title:

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By signing below, the Holder agrees that the RSU is granted under, and governed by the terms and conditions of, the Plan and this RSU Agreement including Exhibit A hereto containing country-specific provisions.

Holder’s Signature
Holder’s Name

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EXHIBIT A

COUNTRY-SPECIFIC PROVISIONS

FOR RESTRICTED STOCK UNITS

GRANTED UNDER THE

FIREEYE, INC. 2008 STOCK PLAN

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE HOLDER:

1.

I represent and warrant to the Company that I am acquiring and will hold the shares subject to the Award of RSUs (the “Shares”) for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.

I understand that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.	I acknowledge that the Company is under no obligation to register the Shares.

4.

I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions include (without limitation) that certain current public information about the issuer is available, that the resale occurs only after the holding period required by Rule 144 has been satisfied, that the sale occurs through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

5.

I will not sell, transfer or otherwise dispose of the Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6.

I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Shares.

7.

I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Shares for an indefinite period and to suffer a complete loss of my investment in the Shares.

8.

I acknowledge that the Shares remain subject to the Company’s right of first refusal and the market stand-off (sometimes referred to as the “lock-up”) all in accordance with the Notice of Restricted Stock Unit Grant and the RSU Agreement.

9.	I acknowledge that I am acquiring the Shares subject to all other terms of the Notice of Restricted Stock Unit Grant and the RSU Agreement.

10.

I agree that the Company does not have a duty to design or administer the 2008 Stock Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my RSUs are intended to be exempt from Section 409A of the Internal Revenue Code. I acknowledge that there is no guarantee that the Internal Revenue Service will agree, and I acknowledge that I am responsible for my own tax liability that may arise as a result of the Shares.

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11.	I have had the opportunity to review the federal, state, local and foreign tax consequences related to the Award of RSUs with a tax advisor.

12.	I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

SIGNATURE:	DATE:

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APPENDIX

TO THE

FIREEYE, INC. 2008 STOCK PLAN:

STOCK OPTION AGREEMENT (INTERNATIONAL)

COUNTRY-SPECIFIC TERMS AND CONDITIONS FOR

NON-U.S. OPTIONEES

TERMS AND CONDITIONS

This Appendix includes additional terms and conditions that govern the option granted to the Optionee under the 2008 Stock Plan (the “Plan”) if he or she is in one of the countries listed below at the time of grant. Certain capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or the Agreement.

NOTIFICATIONS

This Appendix may also include information regarding exchange controls and certain other issues of which the Optionee should be aware with respect to participation in the Plan. The information is based on the securities, exchange control, and other laws in effect in the respective countries as of April 2013. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Optionee not rely on the information in this Appendix as the only source of information relating to the consequences of his or her participation in the Plan because the information may be out of date at the time the Optionee exercises the option or sells Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to the Optionee’s particular situation, and the Company is not in a position to assure the Optionee of a particular result. Accordingly, the Optionee is advised to seek appropriate professional advice as to how the relevant laws in his or her country may apply to the Optionee’s situation.

Finally, if the Optionee is a citizen or resident of a country other than the one in which the Optionee is currently working, transfers employment after the option is granted, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to the Optionee, and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall be applicable to the Optionee.

ARGENTINA

NOTIFICATIONS

Type of Offering. Neither the option nor the underlying Shares are publicly offered or listed on any stock exchange in Argentina. The offer is private and not subject to the supervision of any Argentine governmental authority.

Exchange Control Information. Depending upon the method of exercise chosen for the option, the Optionee may be subject to restrictions with respect to the purchase and/or transfer of U.S. dollars pursuant to Argentine currency exchange regulations. The Company reserves the right to restrict the methods of exercise if required under Argentine laws.

Under current regulations adopted by the Argentine Central Bank (the “BCRA”), the Optionee may purchase and remit foreign currency with a value of up to US$2,000,000 per month for the purpose of acquiring foreign securities, including Shares, without prior approval from the BCRA. However, the Optionee must register the purchase with the BCRA and execute and submit an affidavit to the entity selling the foreign currency confirming that the Optionee has not purchased and remitted funds in excess of US$2,000,000 during the relevant month.

In the event that the Optionee transfers proceeds in excess of US$2,000,000 from the sale of Shares into Argentina in a single month, he or she will be required to place 30% of any proceeds in excess of US$2,000,000 in a non-interest-bearing, dollar-denominated mandatory deposit account for a holding period of 365 days.

The Optionee must comply with any and all Argentine currency exchange restrictions, approvals and reporting requirements in connection with the exercise of the option.

AUSTRALIA

TERMS AND CONDITIONS

Exercise Procedures. This provision supplements Section 4 (“Exercise Procedures”) of the Agreement:

The Optionee shall vest in accordance with the vesting schedule set forth in the Notice of Stock Option Gran (International), provided, however, in no event shall the Optionee vest in or exercise the option unless and until a date which is the earlier of the date (the “Liquidity Date”) on which:

(a) the Company’s Shares are publicly traded, quoted or listed on a recognized exchange or national securities market and are no longer subject to a market standoff restricting the Optionee’s sale or disposal of the Shares;

(b) the Company completes a transaction as described in Section 8(b) of the Plan and the Administrator determines that the options (i) will be assumed or substituted by a successor corporation, (ii) will terminate on or immediately prior to the merger, (iii) will vest and be exercisable immediately prior to the event or (iv) will be exchanged for cash or property equal to the amount attained at exercise; or

(c) the Optionee ceases to be an Employee, Consultant or Outside Director of the Company or one of its Subsidiaries for any reason.

The Optionee must continue to provide Services to the Company or one of its Subsidiaries through each of the vesting dates and the Liquidity Date to vest and be entitled to exercise the option. Should the Liquidity Date occur after any of the vesting dates set forth in the Notice of Grant (International), the Optionee will receive a credit for any vesting that would have occurred under the vesting schedule once the Liquidity Date occurs and will continue to vest in accordance with the vesting schedule thereafter, unless the Optionee cease to be an Employee, Consultant or Outside Director of the Company or one of its Subsidiaries (in which case the Optionee will have the post termination period set forth in the Plan and this Agreement to exercise any vested option).

Furthermore, if the options vest and become exercisable when the Fair Market Value per Share is equal to or less than the Exercise Price for the option, the Optionee shall not be permitted to exercise the vested options. In such event, the vested options may only be exercised starting on the U.S. business day following the first period of 30 consecutive days on which the Fair Market Value per Share has exceeded the Exercise Price for the options.

Basic Term. This provision replaces Section 7(a) (“Basic Term”) of the Agreement:

This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant (International), provided such date is no later than (7) years after the Date of Grant (for U.S. taxpayers, five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant (International) and Section 3(b) of the Plan applies.

NOTIFICATIONS

Exchange Control Information. Exchange control reporting is required for cash transactions exceeding AUD10,000 and for international fund transfers. If an Australian bank is assisting with the transaction, the bank will file the report on behalf of the Optionee.

Securities Law Information. If the Optionee acquires Shares under the Plan and offers the Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. The Optionee should consult with his or her own legal advisor before making any such offer in Australia. The Optionee should obtain legal advice on his or her disclosure obligations prior to making such offer.

BELGIUM

TERMS AND CONDITIONS

Taxation of Option. The option may only be accepted 60 days after the offer (for tax at exercise). The Optionee is advised to consult with his or her personal tax advisor regarding the tax consequences of accepting the offer.

NOTIFICATIONS

Tax Reporting. The Optionee is required to report any bank accounts opened and maintained outside of Belgium, on his or her annual tax return.

BRAZIL

TERMS AND CONDITIONS

Compliance with Law. By accepting the option, the Optionee agrees to comply with all applicable Brazilian laws and agrees to report and pay any and all applicable taxes associated with the exercise of the options and the sale of the Shares acquired under the Plan.

NOTIFICATIONS

Exchange Control Information. If the Optionee is resident or domiciled in Brazil, the Optionee will be required to submit an annual declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights exceeds US$100,000. Assets and rights that must be reported include Shares.

CANADA

TERMS AND CONDITIONS

Date Service Terminates. This provision replaces Section 7(e) (“Date Service Terminates”) of the Agreement:

Except with regard to bona fide leaves of absences as provided in (d) above, for purposes of an NSO, termination of Service as used in this Section 7 shall be effective as of the date that is the earlier of (a) the date the Optionee receives notice of termination of Service from the Company or, if different, his or her Employer, or (b) the date the Optionee is no longer actively working for the Company or its Parent or Subsidiaries (whether or not termination is in breach of local labor laws and is found to be invalid), regardless of any notice period or period of pay in lieu of such notice required under applicable laws (including, but not limited to statutory law, regulatory law and/or common law); the Board of Directors and/or the Committee shall have the exclusive discretion to determine when the Optionee is no longer actively providing Service for purposes of his or her option grant.

Securities Law Alert. The Optionee is not permitted to sell or otherwise dispose of the Shares acquired upon exercise of the option within Canada. The Optionee will be permitted to sell or dispose of Shares acquired upon the exercise of an option, provided the resale of Shares takes place outside of Canada. The Optionee may sell shares to the Company, provided the Company is located outside of Canada, or should the Company Shares be publicly traded, the Optionee may sell Shares through the facilities of a stock exchange on which the Shares are listed, provided it is outside of Canada.

FRANCE

TERMS AND CONDITIONS

Language Consent. By accepting the option, the Optionee confirms having read and understood the documents relating to this grant (the Plan, the Agreement and this Appendix) which were provided in the English language. The Optionee accepts the terms of those documents accordingly.

En acceptant l’attribution, vous confirmez ainsi avoir lu et compris les documents relatifs à cette attribution (le Plan, le contrat et cette Annexe) qui ont été communiqués en langue anglaise. Vous acceptez les termes en connaissance de cause.

NOTIFICATIONS

Exchange Control Information. The Optionee may hold Shares purchased under the Plan outside of France provided that he or she annually declares all foreign bank and stock accounts, whether open, current, or closed, together with his or her personal income tax returns. It is the Optionee’s obligation to comply with the applicable exchange controls, not the Company’s or, if different, the Employer’s.

GERMANY

NOTIFICATIONS

Exchange Control Information. If the Optionee remits proceeds in excess of €12,500 out of or into Germany, such cross-border payment must be reported monthly to the State Central Bank.

HONG KONG

TERMS AND CONDITIONS

Sale of Shares. In the event the option vests within six months of the Date of Grant, the Optionee agrees that he or she will not exercise the option and sell the Shares acquired prior to the six-month anniversary of the Date of Grant.

Securities Law Information. The offer of the option and the Shares issued pursuant to the option do not constitute a public offering of securities under Hong Kong law and are available only to Employees, Consultants or Outside Directors of the Company or its Parent or Subsidiaries participating in the Plan. The Optionee should be aware that the contents of the Agreement have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong. Nor have the documents been reviewed by any regulatory authority in Hong Kong. The option is intended only for the personal use of each Optionee and may not be distributed to any other person. The Optionee is advised to exercise caution in relation to the offer. If the Optionee is in any doubt about any of the contents of the Agreement, including this Appendix, or the Plan, the Optionee should obtain independent professional advice.

ISRAEL

TERMS AND CONDITIONS

Manner of Exercise. This provision supplements Section 6 of the Agreement:

Unless otherwise provided by the Committee, notwithstanding anything in Sections 2 or 6 of the Agreement to the contrary, the Optionees in Israel may not exercise their options unless and until there is a public market for the Company’s Shares, either as a result of their registration under the U.S. Exchange Act of 1934, as amended, or quotation on a recognized national securities exchange or if a successor or acquiring company converts awards to rights over its Shares and such Shares are publicly traded.

Further, notwithstanding anything in the Agreement to the contrary, the Optionee must exercise the option using the same day sale method (as described in Section 7(e) of the Plan) pursuant to which all Shares subject to the exercised option will be sold immediately upon exercise and the proceeds of sale, less the Exercise Price, any Tax-Related Items and broker’s fees or commissions, will be remitted to the Optionee in accordance with any applicable exchange control laws and regulations. The Optionee acknowledges that the Company’s designated broker or transfer agent is under no obligation to arrange for the sale of the Shares at any particular price.

INDIA

TERMS AND CONDITIONS

Payment for Stock. This provision supplements Section 6 of the Agreement:

Notwithstanding anything to the contrary in the Agreement, due to legal restrictions in India, the Optionee will not be permitted to pay the Exercise Price by a “sell-to-cover” exercise such that part of the Shares subject to the option will be sold immediately upon exercise and the proceeds of sale will be remitted to the Company to cover the aggregate Exercise Price for the purchased Shares and any Tax-Related Items. The Company reserves the right to provide the Optionee with this method of payment depending on the development of local law.

NOTIFICATIONS

Exchange Control Notification. If the Optionee remits funds out of India to purchase Shares, it is the Optionee’s responsibility to comply with applicable exchange control laws. Regardless of what method of exercise is used to purchase Shares, the Optionee must repatriate the proceeds from the sale of Shares and any dividends received in relation to the Shares to India within ninety (90) days of receipt. The Optionee must maintain the foreign inward remittance certificate received from the bank where the foreign currency is deposited in the event that the Reserve Bank of India or the Employer requests proof of repatriation.

In addition, the Optionee is allowed to remit up to USD 200,000 per annum outside India for any purpose including the purchase of Shares through a cash exercise. If the Optionee has exhausted his or her limit of USD 200,000 for the concerned year, he or she would not be able to remit funds outside India to exercise the option. If the options were exercised on a “cashless sell all” basis (once publicly traded), there would be no remittance out of country and this would not count against the USD 200,000 annual limit.

Foreign Assets Reporting Information. The Optionee is required to declare foreign bank accounts and any foreign financial assets (including Shares held outside India) in his or her annual tax return. It is the Optionee’s responsibility to comply with this reporting obligation and the Optionee should consult with his or her personal tax advisor in this regard.

IRELAND

NOTIFICATIONS

Director Notification Obligation. If the Optionee is a director, shadow director or secretary of the Company’s Irish Parent, Subsidiary or affiliate, the Optionee must notify the Irish Parent, Subsidiary or affiliate in writing within five business days of receiving or disposing of an interest in the Company (e.g., an option, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five business days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary).

ITALY

TERMS AND CONDITIONS

Manner of Exercise. This provision supplements Section 6 of the Agreement:

Unless otherwise provided by the Committee, notwithstanding anything in Sections 2 or 6 of the Agreement to the contrary, the Optionees in Italy may not exercise their options unless and until there is a public market for the Company’s Shares, either as a result of their registration under the U.S. Exchange Act of 1934, as amended, or quotation on a recognized national securities exchange or if a successor or acquiring company converts awards to rights over its Shares and such Shares are publicly traded.

Further, notwithstanding anything in the Agreement to the contrary, the Optionee must exercise the option using the same day sale method (as described in Section 7(e) of the Plan) pursuant to which all Shares subject to the exercised option will be sold immediately upon exercise and the proceeds of sale, less the Exercise Price, any Tax-Related Items and broker’s fees or commissions, will be remitted to the Optionee in accordance with any applicable exchange control laws and regulations. The Optionee acknowledges that the Company’s designated broker or transfer agent is under no obligation to arrange for the sale of the Shares at any particular price.

To the extent that regulatory requirements change, the Company reserves the right to permit exercises through any of the means set forth in the Agreement or the Plan.

Data Privacy. This provision replaces Section 13(a) of the Agreement:

The Optionee understands that the Employer, the Company and any Parent or Subsidiary as a data processor of the Company may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, Parent, or Subsidiary, details of all Options, or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (“Data”), and that the Company and the Employer will process said data and other data lawfully received from third party for the exclusive purpose of implementing, managing and administering the Plan and complying with applicable laws, regulations and community legislation.

The Optionee also understands that providing the Company with Data is mandatory for compliance with laws and is necessary for the performance of the Plan and that the Optionee’s refusal to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect the Optionee’s ability to participate in the Plan. The Controller of personal data processing is FireEye, Inc., with registered offices at 1440 McCarthy Blvd, Milpitas, California 95035 U.S.A.

The Optionee understands that Data will not be publicized, but it may be accessible by the Employer as the data processor of the Company and within the Employer’s organization by its internal and external personnel in charge of processing. Furthermore, Data may be transferred to banks, other financial institutions, or brokers involved in the management and administration of the Plan. The Optionee understands that Data may also be transferred to the independent registered public accounting firm engaged by the Company, and also to the legitimate addresses under applicable laws. The Optionee further understands that the Company and/or any Parent or Subsidiary will transfer Data among themselves as necessary for the purpose of implementing, administering and managing the Optionee’s participation in the Plan, and that the Company and/or any Parent or Subsidiary may each further transfer Data to third parties assisting the Company in the implementation, administration, and management of the Plan, including any requisite transfer of Data to a broker or other third party with whom the Optionee may elect to deposit any Shares acquired at exercise of the Option. Such recipients may receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing the Optionee’s participation in the Plan. The Optionee understands that these recipients may be acting as controllers, processors, or persons in charge of processing, as the case may be, according to applicable privacy laws, and that they may be located in or outside the European Economic Area, such as in the United States or elsewhere, in countries that do not provide an adequate level of data protection as intended under Italian privacy law. Should the Company exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the Plan, it will delete Data as soon as it has completed all the necessary legal obligations connected with the management and administration of the Plan.

The Optionee understands that Data processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions, as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.

The processing activity, including communication, the transfer of Data abroad, including outside of the European Economic Area, as herein specified and pursuant to applicable laws and regulations, does not require the Optionee’s consent thereto, as the processing is necessary to performance of law and contractual obligations related to implementation, administration, and management of the Plan. The Optionee understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, the Optionee has the right at any moment to, including but not limited to, obtain confirmation that Data exist or not, access, verify their content, origin and accuracy, delete, update, integrate, correct, block or terminate, for legitimate reason, the Data processing. To exercise privacy rights the Optionee should address the Employer.

Furthermore, the Optionee is aware that Data will not be used for direct-marketing purposes. In addition, Data provided can be reviewed and questions or complaints can be addressed by contacting the Company or the Employer.

Plan Document Acknowledgement. In accepting the option, the Optionee acknowledges that he or she has received a copy of the Plan, has reviewed the Plan and the Agreement, including this Appendix, in their entirety and fully understand and accept all provisions of the Plan, the Agreement, and this Appendix.

The Optionee further acknowledges that he or she has read and specifically and expressly approves the following clauses in the Agreement: Section 2: Right to Exercise; Section 4: Exercise Procedures; Section 5 Responsibility for Taxes; Section 6: Payment for Stock; Section 7: Term and Expiration; Section 9: Legality of Initial Issuance; Section 11: Restrictions on Transfer of Shares; Section 14: Miscellaneous Provisions; Section 15: Acknowledgements of the Optionee; and the Data Privacy provision in this Appendix.

NOTIFICATIONS

Exchange Control Information. The Optionee is required to report the following on his or her annual tax return: (1) any transfers of cash or Shares to or from Italy exceeding €10,000, (2) any foreign investments or investments held outside of Italy at the end of the calendar year exceeding €10,000 if such investments (e.g., options, Shares, or cash) may result in income taxable in Italy, and (3) the amount of the transfers to and from abroad which have had an impact during the calendar year on the Optionee’s foreign investments or investments held outside of Italy. Under certain circumstances, the Optionee may be exempt from the requirement under (1) above if the transfer or investment is made through an authorized broker resident in Italy.

JAPAN

NOTIFICATIONS

Exchange Control Information. If the Optionee pays more than ¥30,000,000 for the purchase of Shares in any one transaction, the Optionee must file an ex post facto Payment Report with the Ministry of Finance (through the Bank of Japan or the bank carrying out the transaction). The precise reporting requirements vary depending on whether the relevant payment is made through a bank in Japan. If the Optionee intends to acquire Shares whose value exceeds ¥100,000,000 in a single transaction, the Optionee must also file an ex post facto Report Concerning Acquisition of Shares with the Ministry of Finance through the Bank of Japan within 20 days of acquiring the Shares. The forms to make these reports may be acquired at the Bank of Japan.

JORDAN

There are no country-specific provisions.

KOREA

NOTIFICATIONS

Exchange Control Information. Exchange control laws require Korean residents who realize US$500,000 or more from the sale of Shares to repatriate the sale proceeds back to Korea within eighteen months of the sale.

If the Optionee remits funds to purchase Shares, the remittance must be “confirmed” by a foreign exchange bank in Korea. This is an automatic procedure (i.e., the bank does not need to approve the remittance). To receive the confirmation, the Optionee should submit the following to the foreign exchange bank: (i) a prescribed form application; (ii) the Agreement, Notice of Grant and any other Plan documents the Optionee received; and (iii) a certificate documenting the Optionee’s consultant or employment or consulting arrangement. The Optionee should check with the bank to determine whether there are any additional requirements. This confirmation is not necessary if the Optionee is able to exercise the option through a cashless sell-all exercise method if there is a public market for the Shares because in that instance, there is no remittance of funds out of Korea.

KUWAIT

There are no country-specific provisions.

MEXICO

TERMS AND CONDITIONS - FOR CONTRACTORS:

Acknowledgements of the Optionee. This provision supplements Section 15 (“Acknowledgements of the Optionee”) of the Agreement:

By accepting the option, Optionee acknowledges that he or she has received a copy of the Plan and the Agreement, including this Appendix, which he or she has reviewed. Optionee further acknowledges that he or she accepts all the provisions of the Plan and the Agreement, including this Appendix. Optionee also acknowledges that he or she has read and specifically and expressly approves the terms and conditions set forth in the “Acknowledgement of Optionee” section of the Agreement, which clearly provide as follows:

(1)	Optionee’s participation in the Plan does not constitute an acquired right;

(2)	The Plan and Optionee’s participation in it are offered by the Company on a wholly discrentionary basis;

(3)	Optionee’s participation in the Plan is voluntary; and

(4)	The Company is not responsible for any decrease in the value of any Shares acquired upon exercise of the option.

Service Acknowledgement and Policy Statement. By accepting the option, the Optionee acknowledges that FireEye, Inc., with registered offices at 1390 McCarthy Blvd., Milpitas, CA 35035, U.S.A., is solely responsible for the administration of the Plan. The Optionee further acknowledges that his or her participation in the Plan, the grant of the option and any acquisition of Shares under the Plan do not constitute a service contract and does not guarantee the Optionee the right to continue his or her Service with the Company because the Optionee is participating in the Plan on a wholly commercial basis. Based on the foregoing, the Optionee expressly acknowledges that the Plan and the benefits that he or she may derive from participation in the Plan do not establish any rights between the Optionee and the Company, and do not form part of any service contract between the the Optionee and the Company, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of the Optionee’s service contract.

The Optionee further understands that his or her participation in the Plan is the result of a unilateral and discretionary decision of the Company and, therefore, the Company reserves the absolute right to amend and/or discontinue the Optionee’s participation in the Plan at any time, without any liability to the Optionee.

Finally, the Optionee hereby declares that he or she does not reserve to him or herself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and that he or she therefore grants a full and broad release to the Company, any Parent or Subsidiaries, affiliates, branches, representation offices, shareholders, officers, agents and legal representatives, with respect to any claim that may arise.

TÉRMINOS Y CONDICIONES – PARA CONSULTORES

Reconocimientos del Partícipe. Esta disposición suplementa la Sección 15 del Contrato:

Al aceptar la Opción, el Partícipe reconoce que ha recibido una copia del Plan y del Contrato, incluyendo este Anexo, que ha sido revisado por el Partícipe. El Partícipe reconoce, además, que acepta todas las disposiciones del Plan y del Contrato, incluyendo este Anexo. El Partícipe también reconoce que ha leído la Sección del Contrato intitulada “Reconocimientos” y específica y expresamente aprueba los términos y condiciones establecidos en dicha Sección, que claramente establece lo siguiente:

(1)	La participación del Partícipe en el Plan no constituye un derecho adquirido;

(2)	El Plan y la participación del Partícipe en el Plan se ofrecen por la Compañía de manera totalmente discrecional;

(3)	La participación del Partícipe en el Plan es voluntaria; y

(4)	La Compañía no son responsables por cualquier disminución en el valor de las Acciones adquiridas al ejercer la opción.

Reconocimiento de Ley Laboral y Declaración de Política. Al aceptar la opción, el Partícipe reconoce que FireEye, Inc., con domicilio registrado ubicado en 1390 McCarthy Blvd., Milpitas, CA 35035, U.S.A., es únicamente responsable por la administración del Plan. Además, el Partícipe reconoce que su participación en el Plan, el otorgamiento de la opción y cualquier adquisición de Acciones de conformidad con el Plan no constituyen un contrato de Servicios y no garantizan el derecho del Partícipe de continuar prestando sus Servicios a la Compañía, ya que el Partícipe está participando en el Plan en sobre una base exclusivamente comercial. Con base en lo anterior, el Partícipe expresamente reconoce que el Plan y los beneficios que le deriven de la participación en el Plan no establecen derecho alguno entre el Partícipe y la Compañía y no forman parte de ningún contrato de Servicios celebrado entre el Partícipe y la Compañía, y cualquier modificación del Plan o su terminación no constituirá un cambio o deterioro de los términos y condiciones del contrato de Servicios del Partícipe.

Además, el Partícipe entiende que su participación en el Plan es resultado de una decisión unilateral y discrecional de la Compañía y, por lo tanto, la Compañía se reserva el derecho absoluto de modificar y/o discontinuar la participación del Partícipe en el Plan en cualquier momento, sin responsabilidad alguna para con el Partícipe.

Finalmente, el Partícipe en este acto manifiesta que no se reserva ninguna acción o derecho para interponer una demanda o reclamación en contra de la Compañía por cualquier compensación o daño o perjuicio en relación con cualquier disposición del Plan o los beneficios derivados del Plan y, en consecuencia, otorga un amplio y total finiquito a la Compañía, cualesquier Matriz o Subsidiarias, afiliadas, sucursales, oficinas de representación, accionistas, directores, funcionarios, agentes y representantes con respecto a cualquier demanda o reclamación que pudiera surgir.

NETHERLANDS

There are no country-specific provisions.

POLAND

NOTIFICATIONS

Exchange Control Information. Polish residents are obliged to file quarterly reports to the National Bank of Poland with information on transactions and balances regarding their rights to shares (such as options) and Shares if the total value (calculated individually or together with other assets/liabilities possessed abroad) exceeds PLN 7 million.

Polish residents also are required to transfer funds through a bank account in Poland if the transferred amount in any single transaction exceeds a specified threshold (currently €15,000). Polish residents are required to store documents connected with foreign exchange transactions for a period of five years from the date the exchange transaction was made.

SAUDI ARABIA

There are no country specific provisions.

SINGAPORE

NOTIFICATIONS

Securities Law Information. The grant of the option under the Plan is being made pursuant to the “Qualifying Person” exemption” under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. The Optionee should note that the option is subject to section 257 of the SFA and the Optionee will not be able to make (i) any subsequent sale of the Shares in Singapore or (ii) any offer of such subsequent sale of the Shares subject to the option in Singapore, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA (Chapter 289, 2006 Ed.).

Alert to Optionees in Singapore who are Directors. If the Optionee is a director, associate director or shadow director of a Singaporean Subsidiary, he or she is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singaporean Subsidiary in writing when the Optionee receives an interest (e.g., options, Shares) in the Company or any related companies (including when the Optionee sells Shares acquired through exercise of his or her option). In addition, the Optionee must notify the Singaporean Subsidiary when he or she sells or receives shares of the Company or any related company (including when the Optionee sells or receives Shares acquired under the Plan). These notifications must be made within two days of acquiring or disposing of any interest in the Company or any related company. In addition, a notification must be made of the Optionee’s interests in the Company or any related company within two days of becoming a director.

SOUTH AFRICA

TERMS AND CONDITIONS

Taxes. The following provisions supplement Section 5 (“Responsibility for Taxes”) of the Agreement:

By accepting the Option, the Optionee agrees that, immediately upon exercise of the Option, the Optionee will notify the Employer of the amount of any gain realized. If the Optionee fails to advise the Employer of the gain realized upon exercise, the Optionee may be liable for a fine. The Optionee will be solely responsible for paying any difference between the actual tax liability and the amount withheld by the Employer.

NOTIFICATIONS

Tax Clearance Certificate for Cash Exercises. If the Optionee exercises the option using a cash exercise method, the Optionee must obtain and provide to the Employer, or any third party designated by the Employer or the Company, a Tax Clearance Certificate (with respect to Foreign Investments) bearing the official stamp and signature of the Exchange Control Department of the South African Revenue Service (“SARS”). The Optionee must renew this Tax Clearance Certificate every six months, or such other period as may be required by the SARS. If the Optionee exercises the option by a cashless exercise method whereby no funds are remitted out of South Africa, no Tax Clearance Certificate is required.

Exchange Control Information. To participate in the Plan, the Optionee must comply with exchange control regulations and rulings in South Africa. Currently, the Exchange Control Department of the South African Reserve Bank limits cumulative offshore investments to ZAR 4,000,000 per year (which includes the purchase of Shares under the Plan) Because the exchange control regulations are subject to change, the Optionee should consult his or her personal advisor prior to exercise of the option to ensure compliance with current regulations. The Optionee is responsible for ensuring compliance with all exchange control laws in South Africa.

SPAIN

TERMS AND CONDITIONS

No Entitlement for Claims or Compensation. This provision supplements Section 15 (“Acknowledgements of the Optionee”) of the Agreement:

By accepting the option, the Optionee consents to participation in the Plan and acknowledges that the Optionee has received a copy of the Plan document.

The Optionee understands that the Company has unilaterally, gratuitously and in its sole discretion decided to grant the option under the Plan to individuals who may provide Services throughout the world. The decision is limited and entered into based upon the express assumption and condition that any option will not economically or otherwise bind the Company or any Parent, Subsidiary or affiliate, including the Employer, on an ongoing basis, other than as expressly set forth in the Agreement. Consequently, the Optionee understands that the option is granted on the assumption and condition that the option shall not become part of any employment contract (whether with the Company or any Parent, Subsidiary or affiliate, including the Employer) and shall not be considered a mandatory benefit, salary for any purpose (including severance compensation) or any other right whatsoever. Furthermore, the Optionee understands and freely accepts that there is no guarantee that any benefit whatsoever shall arise from the grant of option, which are gratuitous and discretionary, since the future value of the option and the underlying Shares is unknown and unpredictable.

The Optionee also understands that this grant of the option would not be made but for the assumptions and conditions set forth hereinabove; thus, the Optionee understands, acknowledges and freely accepts that, should any or all of the assumptions be mistaken or any of the conditions not be met for any reason, the option and any right to the underlying Shares shall be null and void.

Further, the vesting of the option is expressly conditioned on the Optionee providing active Service, such that if the Optionee’s Service terminates for any reason whatsoever, the Optionee’s option will cease vesting immediately, in whole or in part, effective the date of the Optionee’s termination of Service. The Optionee understands, acknowledges and agrees that unvested options will be immediately forfeited without entitlement to purchase Shares or to any amount of indemnification in the event of forfeiture as a result of termination of Service by reason of, including, but not limited to: resignation, retirement, disciplinary dismissal judged to be with or without cause, individual or collective layoff on objective grounds, whether adjudged and/or recognized to be with or without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statue, Article 50 of the Workers’ Statue, unilateral withdrawal by the Employer, and under Article 10.3 of Royal Decree 1382/1985. This will be the case, for example, even if (1) the Optionee is considered to be unfairly dismissed without good cause; (2) the Optionee is dismissed for disciplinary or objective reasons or due to a collective dismissal; (3) the Optionee terminates Service due to a change of work location, duties or any other employment or contractual condition; (4) the Optionee terminates Service due to the Company’s or any of its Subsidiaries’ or affiliates’ unilateral breach of contract; or (5) the Optionee’s Service terminates for any other reason whatsoever. Consequently, upon termination of the Optionee’s Service for any of the above reasons, the Optionee will automatically lose any rights to the option granted to the Optionee that were unvested on the date of termination of the Optionee’s Service, as described in the Agreement.

NOTIFICATIONS

Securities Law Information. The option does not qualify under Spanish Law as securities. No “offer to the public,” as defined under Spanish Law, has taken place or will take place in the Spanish territory. Neither the Plan nor the Agreement have been registered with the Comisión Nacronal del Mercado de Valores and do not constitute a public offering prospectus.

Exchange Control Information. The Optionee must declare the acquisition of Shares (for statistical purposes) to the Dirección General de Comercio e Inversiones (“DGCI”), which is a department of the Ministry of Economy and Competitiveness. The Optionee must declare the ownership of any Shares by filing the appropriate form with the DGCI each January while the Shares are owned.

When receiving foreign currency payments exceeding €50,000 derived from the ownership of Shares (i.e., dividends or sale proceeds), the Optionee must inform the financial institution receiving the payment of the basis upon which such payments are made. The Optionee will need to provide the following information: (i) the Optionee’s name, address, and fiscal identification number; (ii) the name and corporate domicile of the Company; (iii) the amount of the payment and the currency used; (iv) the country of origin; (v) the reasons for the payment; and (vi) further information that may be required.

Foreign Assets Reporting Requirement. Effective January 1, 2013, the Optionee is required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), as well as the Shares held in such accounts if the value of the transactions during the prior tax year or the balances in such accounts as of December 31 of the prior tax year exceed €1,000,000.

Further, effective January 1, 2013, to the extent that the Optionee holds Shares and/or has bank accounts outside Spain with a value in excess of €50,000 (for each type of asset) as of December 31, the Optionee will be required to report information on such assets on his or her tax return (tax form 720) for such year. After such Shares and/or accounts are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously-reported Shares or accounts increases by more than €20,000.

SWEDEN

There are no country specific provisions.

SWITZERLAND

NOTIFICATIONS

Securities Law Information. The grant of the option under the Plan is considered a private offering in Switzerland; therefore, it is not a registered offering in Switzerland.

TAIWAN

NOTIFICATIONS

Exchange Control Information. The Optionee may acquire and remit foreign currency (including proceeds from the sale of Shares) into and out of Taiwan up to US$5,000,000 per year. If the transaction amount is TWD$500,000 or more in a single transaction, the Optionee must submit a foreign exchange transaction form and also provide supporting documentation to the satisfaction of the remitting bank.

If the transaction amount is US$500,000 or more, the Optionee may be required to provide additional supporting documentation to the satisfaction of the remitting bank. The Optionee should consult his or her personal advisor to ensure compliance with applicable exchange control laws in Taiwan.

TURKEY

NOTIFICATIONS

Securities Law Information. Under Turkish law, the Optionee is not permitted to sell Shares in Turkey. Once the Shares are publicly traded on a market outside Turkey, Shares may be sold on such exchange only.

Exchange Control Information. Exchange control regulations require Turkish residents to purchase Shares through intermediary financial institutions that are approved under the Capital Market Law (i.e., banks licensed in Turkey). Therefore, if the Optionee uses cash to exercise his or her Option, the funds must be remitted through a bank or other financial institution licensed in Turkey. A wire transfer of funds by a Turkish bank will satisfy the requirement.

UNITED ARAB EMIRATES

NOTIFICATIONS

Securities Law Information. The Agreement, including this Appendix, the Plan, and other incidental communication materials are intended for distribution only to Employees of the Company and its Subsidiaries for the purposes of an employee compensation or reward scheme. The Dubai Free Zone, Emirates Securities and Commodities Authority and/or the Central Bank has no responsibility for reviewing or verifying any documents in connection with the option grant. Neither the Ministry of Economy nor the Dubai Department of Economic Development have approved this statement nor taken steps to verify the information set out in it, and have no responsibility for it.

Further, the Shares underlying the option may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the securities offered should conduct their own due diligence on the securities. If the Optionee is in any doubt about any of the contents of the Agreement, including this Appendix, or the Plan, the Optionee should obtain independent professional advice.

UNITED KINGDOM

TERMS AND CONDITIONS

Tax Reporting and Payment Liability.

The following provisions supplement Section 5 (“Responsibility for Taxes”) of the Agreement:

(a)     Collection of Tax. The Optionee agrees that if withholding is required and the Company or, if different, the Employer does not withhold or otherwise collect the full amount of income tax that the Optionee owes due to the exercise of the option or release, assignment or cancellation of the option (the “Chargeable Event”) from the Optionee within ninety (90) days after the Chargeable Event or such other period as required by U.K. law (the “Due Date”), then the amount that should have been withheld or collected shall constitute a loan owed by the Optionee to the Employer, effective on the Due Date. The Optionee agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue & Customs (“HMRC”) and it will be immediately due and repayable by the Optionee and the Company and/or the Employer may recover it at any time thereafter by any of the means referred to in Section 5 of the Agreement.

Notwithstanding the foregoing, if the Optionee is an officer or executive director (as within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), the terms of the provision above for collection of tax will not apply. In the event that the Optionee is an officer or executive director and income tax is not collected from or paid by the Optionee by the Due Date, the amount of any uncollected income tax may constitute a benefit to the Optionee on which additional income tax and National Insurance Contributions (“NICs”) may be payable. Optionee understands that he or she will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime, and for reimbursing the Employer the amount of any employee NICs due on this additional benefit which the Employer or the Company may recover from the Optionee at any time thereafter by any of the means referred to in Section 5 of the Agreement.

(b)     Section 431 Election. As a condition of participation in the Plan and the exercise of the option, the Optionee agrees that, jointly with the Company, or, if different, the Employer, he or she shall enter into a joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that the Optionee will not revoke such election at any time. This election will be to treat the Shares acquired pursuant to the exercise of the option as if such Shares were not Restricted Securities (for U.K. tax purposes only). The Optionee must enter into the form of election, concurrent with the execution of the Agreement, or at such subsequent time as may be designated by the Company.

(c)     Joint Election. As a condition of the Optionee’s participation in the Plan and of the exercise of the option, if Optionee is an Employee, the Optionee agrees to accept any liability for secondary Class 1 National Insurance Contributions which may be payable by the Company and/or the Employer with respect to the Chargeable Event (“Employer NICs”).

Without limitation to the foregoing, the Optionee agrees to execute a joint election with the Company or the Employer, the form of such joint election being formally approved by HMRC (the “Joint Election”), and any other required consents or elections as provided to the Optionee by the Company or the Employer. The Optionee further agrees to execute such other joint elections as may be required between the Optionee and any successor to the Company or the Employer.

If the Optionee does not enter into a Joint Election, or if the Joint Election is revoked at any time by HMRC, the option shall cease vesting and become null and void, and no Shares shall be acquired under the Plan, without any liability to the Company, the Employer and/or any Subsidiary.

Optionee further agrees that the Company and/or the Employer may collect the Employer NICs by any of the means set forth in Section 5 of the Agreement, as supplemented above.

(431 Election Form and Joint Election on the next pages)

FIREEYE, INC. 2008 STOCK PLAN:

STOCK OPTION AGREEMENT (INTERNATIONAL)

Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003

One Part Election

1.	Between

the Employee:

whose National Insurance Number is

and

the Company (who is the Employee’s employer):

of Company Registration Number

2.	Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and National Insurance Contributions (“NICs”) purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NICs where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NICs that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NICs due by reason of this election. Should this be the case, there is no Income Tax/NICs relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.	Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities:	[insert number of shares under option], being all securities to be acquired by Employee pursuant to the option granted on [insert grant date] under the terms of the FireEye, Inc. 2008 Stock Plan.

Description of securities:	Shares of common stock

Name of issuer of securities:	FireEye, Inc.

to be acquired by the Employee after [date s.431 election entered into] pursuant to the option granted on [insert date] under the terms of the FireEye, Inc. 2008 Stock Plan.

4.	Extent of Application

This election disapplies

S.431(1) ITEPA: All restrictions attaching to the securities

5.	Declaration

This election will become irrevocable upon the later of its signing or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.

In signing this joint election, we agree to be bound by its terms as stated above.

………………………………………. Signature (Employee)	…./…./………. Date

………………………………………. Signature (for and on behalf of the Company)	…./…./……… Date

………………………………………. Position in company

Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

FIREEYE, INC. 2008 STOCK PLAN:

STOCK OPTION AGREEMENT (INTERNATIONAL)

Election To Transfer the Employer’s National Insurance Liability to the Employee

This Election is between:

A.	[insert name of employee] (the “Employee”), who is employed by FireEye Inc. and who is eligible to receive stock options (“Awards”) pursuant to the FireEye Inc. 2008 Stock Plan (the “Plan”), and

B.	FireEye Inc. (‘the Secondary Contributor’ who is the employer), whose Registered Office is at 1390 McCarthy Blvd, Milpitas, CA 95035, U.S.A. (the “Company”), which may grant Awards under the Plan.

SECTION 1. INTRODUCTION

(a)        This Election relates to the employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise on the occurrence of a chargeable event within paragraph 3B(1A)(a) of Schedule 1 of the Social Security Contributions and Benefits Act 1992 (“SSCBA”), including:

(i)        the acquisition of securities pursuant to stock options (within section 477(3)(a) of the Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”));

(ii)        the assignment (if applicable) or release of the stock options (within section 477(3)(b) of ITEPA);

(iii)      the receipt of any other benefit in money or money’s worth in connection with the stock options (within section 477(3)(c) of ITEPA); and/or

(iv)      post-acquisition charges relating to the shares acquired under the stock options (within section 427 of ITEPA),

each a “Chargeable Event”. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

(b)        This Election applies to all Awards granted to the Employee under the Plan on or after July 30, 2010 up to the termination date of the Plan.

(c)        This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

(d)        This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

SECTION 2. THE ELECTION

The Employee and the Company jointly elect that the entire liability of the Company to pay the Employer’s Liability on the Chargeable Event is hereby transferred to the Employee. The Employee understands that, by signing this Election, he or she will become personally liable for the Employer’s Liability covered by this Election.

SECTION 3. PAYMENT OF THE EMPLOYER’S LIABILITY

(a)        The Employee hereby authorises the Company to collect the Employer’s Liability from the Employee at any time after the Chargeable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Chargeable Event; and/or

(ii)	directly from the Employee by payment in cash or cleared funds; and/or

(iii)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or

(iv)	by any other means specified in the applicable award agreement.

(b)        The Company hereby reserves the right to withhold the transfer of any securities to the Employee in respect of the Awards until full payment of the Employer’s Liability is received.

(c)        The Company agrees to remit the Employer’s Liability to HM Revenue & Customs on behalf of the Employee within 14 days after the end of the UK tax month during which the Chargeable Event occurs (or within 17 days if payments are made electronically).

SECTION 4. DURATION OF ELECTION

(a)        The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Company on the date on which the Employer’s Liability becomes due.

(b)        This Election will continue in effect until the earliest of the following:

(i)	the Employee and the Company agree in writing that it should cease to have effect;

(ii)	on the date the Company serves written notice on the Employee terminating its effect;

(iii)	on the date HM Revenue & Customs withdraws approval of this Election; or

(iv)

after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

Acceptance by the Employee

The Employee acknowledges that, by signing this Election, the Employee agrees to be bound by the terms of this Election.

Signature

Date

Acceptance by the FireEye, Inc.

The Company acknowledges that, by signing this Election or arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signature for and on behalf of the Company

Position

Date

APPENDIX

TO THE

FIREEYE, INC. 2008 STOCK PLAN:

STOCK OPTION AGREEMENT (INTERNATIONAL)

(CONSULTANTS)

COUNTRY-SPECIFIC TERMS AND CONDITIONS FOR

CONSULTANTS OUTSIDE THE U.S.

TERMS AND CONDITIONS

This Appendix includes additional terms and conditions that govern the option granted to the Optionee under the 2008 Stock Plan (the “Plan”) if he or she is in one of the countries listed below at the time of grant. Certain capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or the Agreement.

NOTIFICATIONS

This Appendix may also include information regarding exchange controls and certain other issues of which the Optionee should be aware with respect to participation in the Plan. The information is based on the securities, exchange control, and other laws in effect in the respective countries as of April 2013. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Optionee not rely on the information in this Appendix as the only source of information relating to the consequences of his or her participation in the Plan because the information may be out of date at the time the Optionee exercises the option or sells Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to the Optionee’s particular situation, and the Company is not in a position to assure the Optionee of a particular result. Accordingly, the Optionee is advised to seek appropriate professional advice as to how the relevant laws in his or her country may apply to the Optionee’s situation.

Finally, if the Optionee is a citizen or resident of a country other than the one in which the Optionee is currently providing services, transfers after the option is granted, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to the Optionee, and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall be applicable to the Optionee.

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ARGENTINA

NOTIFICATIONS

Type of Offering. Neither the option nor the underlying Shares are publicly offered or listed on any stock exchange in Argentina. The offer is private and not subject to the supervision of any Argentine governmental authority.

Exchange Control Information. Depending upon the method of exercise chosen for the option, the Optionee may be subject to restrictions with respect to the purchase and/or transfer of U.S. dollars pursuant to Argentine currency exchange regulations. The Company reserves the right to restrict the methods of exercise if required under Argentine laws.

Under current regulations adopted by the Argentine Central Bank (the “BCRA”), the Optionee may purchase and remit foreign currency with a value of up to US$2,000,000 per month for the purpose of acquiring foreign securities, including Shares, without prior approval from the BCRA. However, the Optionee must register the purchase with the BCRA and execute and submit an affidavit to the entity selling the foreign currency confirming that the Optionee has not purchased and remitted funds in excess of US$2,000,000 during the relevant month.

In the event that the Optionee transfers proceeds in excess of US$2,000,000 from the sale of Shares into Argentina in a single month, he or she will be required to place 30% of any proceeds in excess of US$2,000,000 in a non-interest-bearing, dollar-denominated mandatory deposit account for a holding period of 365 days.

The Optionee must comply with any and all Argentine currency exchange restrictions, approvals and reporting requirements in connection with the exercise of the option.

BRAZIL

TERMS AND CONDITIONS

Compliance with Law. By accepting the option, the Optionee agrees to comply with all applicable Brazilian laws and agrees to report and pay any and all applicable taxes associated with the exercise of the options and the sale of the Shares acquired under the Plan.

NOTIFICATIONS

Exchange Control Information. If the Optionee is resident or domiciled in Brazil, the Optionee will be required to submit an annual declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights exceeds US$100,000. Assets and rights that must be reported include Shares.

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COLOMBIA

NOTIFICATIONS

Exchange Control Information. Investments in assets located abroad (including Shares) are subject to registration with the Central Bank (Banco de la República) if the Optionee’s aggregate investments held abroad (as of December 31 of the applicable calendar year) equal or exceed US$500,000. The Optionee must register the investment (assuming the accumulated financial investments held abroad at year end are equal to or exceed the equivalent of US$500,000). However, if the Optionee exercises the Option using a full cashless exercise (once there is a public market for the Shares), no registration is required because no funds are remitted from Colombia and no shares are held abroad.

HONG KONG

TERMS AND CONDITIONS

Sale of Shares. In the event the option vests and is exercised within six months of the date of grant as indicated in the Notice of Stock Option Grant, the Optionee agrees that he or she will not dispose of the Shares acquired prior to the six-month anniversary of the date of grant.

NOTIFICATIONS

Securities Warning: The option and any Shares issued pursuant to the option do not constitute a public offering of securities under Hong Kong law and are available only to employees and consultants of the Company or its Subsidiaries participating in the Plan. The Agreement, including this Appendix, the Plan, the Notice of Stock Option Grant and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong, nor have the documents been reviewed by any regulatory authority in Hong Kong. The option and any related documentation are intended only for the personal use of the Optionee and may not be distributed to any other person. If the Optionee is in any doubt about any of the contents of the Agreement, including this Appendix, the Plan or the Notice of Stock Option Grant, the Optionee should obtain independent professional advice.

ISRAEL

TERMS AND CONDITIONS

Manner of Exercise. This provision supplements Section 6 of the Agreement:

Unless otherwise provided by the Committee, notwithstanding anything in Sections 2 or 6 of the Agreement to the contrary, the Optionees in Israel may not exercise their options unless and until there is a public market for the Company’s Shares, either as a result of their registration under the U.S. Exchange Act of 1934, as amended, or quotation on a recognized national securities exchange or if a successor or acquiring company converts awards to rights over its Shares and such Shares are publicly traded.

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Further, notwithstanding anything in the Agreement to the contrary, the Optionee must exercise the option using the same day sale method (as described in Section 7(e) of the Plan) pursuant to which all Shares subject to the exercised option will be sold immediately upon exercise and the proceeds of sale, less the Exercise Price, any Tax-Related Items and broker’s fees or commissions, will be remitted to the Optionee in accordance with any applicable exchange control laws and regulations. The Optionee acknowledges that the Company’s designated broker or transfer agent is under no obligation to arrange for the sale of the Shares at any particular price.

INDIA

TERMS AND CONDITIONS

Exercise Procedures. Notwithstanding anything to the contrary in the Agreement, due to legal restrictions in India, the Optionee will not be permitted to pay the Exercise Price by a “sell-to-cover” exercise such that part of the Shares subject to the option will be sold immediately upon exercise and the proceeds of sale will be remitted to the Company to cover the aggregate Exercise Price for the purchased Shares and any Tax-Related Items. The Company reserves the right to provide the Optionee with this method of payment depending on the development of local law.

NOTIFICATIONS

Exchange Control Notification. If the Optionee remits funds out of India to purchase Shares, it is the Optionee’s responsibility to comply with applicable exchange control laws. Regardless of what method of exercise is used to purchase Shares, the Optionee must repatriate the proceeds from the sale of Shares and any dividends received in relation to the Shares to India within ninety (90) days of receipt. The Optionee must maintain the foreign inward remittance certificate received from the bank where the foreign currency is deposited in the event that the Reserve Bank of India or the Contracting Entity requests proof of repatriation.

In addition, the Optionee is allowed to remit up to USD 200,000 per annum outside India for any purpose including the purchase of Shares through a cash exercise. If the Optionee has exhausted his or her limit of USD 200,000 for the concerned year, he or she would not be able to remit funds outside India to exercise the option. If the options were exercised on a “cashless sell all” basis (once publicly traded), there would be no remittance out of country and this would not count against the USD 200,000 annual limit.

Foreign Assets Reporting Information. The Optionee is required to declare foreign bank accounts and any foreign financial assets (including Shares held outside India) in his or her annual tax return. It is the Optionee’s responsibility to comply with this reporting obligation and the Optionee should consult with his or her personal tax advisor in this regard.

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INDONESIA

TERMS AND CONDITIONS

Exercise Procedures. Notwithstanding anything to the contrary in the Agreement, due to regulatory requirements in Indonesia, the Optionee will be required to pay the Exercise Price by a cashless exercise (as set forth in Section 6(b) of the Agreement) through a licensed securities broker acceptable to the Company, such that all Shares subject to the exercised option will be sold immediately upon exercise and the proceeds of sale, less the Exercise Price, any Tax-Related Items and broker’s fees or commissions, will be remitted to the Optionee in accordance with any applicable exchange control laws and regulations. The Company reserves the right to provide the Optionee with additional methods of exercise depending on the development of local law.

NOTIFICATIONS

Exchange Control Notification. If the Optionee remits funds into or out of Indonesia, the Indonesian Bank through which the transaction is made will submit a report on the transaction to the Bank of Indonesia for statistical reporting purposes. For transactions of US$10,000 or more, a description of the transaction must be included in the report. Although the bank through which the transaction is made is required to make the report, the Optionee must complete a “Transfer Report Form.” The Transfer Report Form will be provided to the Optionee by the bank through which the transaction is to be made.

MEXICO

TERMS AND CONDITIONS

Acknowledgements of the Optionee. This provision supplements Section 15 (“Acknowledgements of the Optionee”) of the Agreement:

By accepting the option, Optionee acknowledges that he or she has received a copy of the Plan and the Agreement, including this Appendix, which he or she has reviewed. Optionee further acknowledges that he or she accepts all the provisions of the Plan and the Agreement, including this Appendix. Optionee also acknowledges that he or she has read and specifically and expressly approves the terms and conditions set forth in the “Acknowledgement of Optionee” section of the Agreement, which clearly provide as follows:

(1)	Optionee’s participation in the Plan does not constitute an acquired right;

(2)	The Plan and Optionee’s participation in it are offered by the Company on a wholly discrentionary basis;

(3)	Optionee’s participation in the Plan is voluntary; and

(4)	The Company is not responsible for any decrease in the value of any Shares acquired upon exercise of the option.

5

Service Acknowledgement and Policy Statement. By accepting the option, the Optionee acknowledges that FireEye, Inc., with registered offices at 1390 McCarthy Blvd., Milpitas, CA 35035, U.S.A., is solely responsible for the administration of the Plan. The Optionee further acknowledges that his or her participation in the Plan, the grant of the option and any acquisition of Shares under the Plan do not constitute a service contract and does not guarantee the Optionee the right to continue his or her Service with the Company because the Optionee is participating in the Plan on a wholly commercial basis. Based on the foregoing, the Optionee expressly acknowledges that the Plan and the benefits that he or she may derive from participation in the Plan do not establish any rights between the Optionee and the Company, and do not form part of any service contract between the the Optionee and the Company, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of the Optionee’s service contract.

The Optionee further understands that his or her participation in the Plan is the result of a unilateral and discretionary decision of the Company and, therefore, the Company reserves the absolute right to amend and/or discontinue the Optionee’s participation in the Plan at any time, without any liability to the Optionee.

Finally, the Optionee hereby declares that he or she does not reserve to him or herself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and that he or she therefore grants a full and broad release to the Company, any Parent or Subsidiaries, affiliates, branches, representation offices, shareholders, officers, agents and legal representatives, with respect to any claim that may arise.

TÉRMINOS Y CONDICIONES

Reconocimientos del Partícipe. Esta disposición suplementa la Sección 15 del Contrato:

Al aceptar la Opción, el Partícipe reconoce que ha recibido una copia del Plan y del Contrato, incluyendo este Anexo, que ha sido revisado por el Partícipe. El Partícipe reconoce, además, que acepta todas las disposiciones del Plan y del Contrato, incluyendo este Anexo. El Partícipe también reconoce que ha leído la Sección del Contrato intitulada “Reconocimientos” y específica y expresamente aprueba los términos y condiciones establecidos en dicha Sección, que claramente establece lo siguiente:

(1)	La participación del Partícipe en el Plan no constituye un derecho adquirido;

(2)	El Plan y la participación del Partícipe en el Plan se ofrecen por la Compañía de manera totalmente discrecional;

(3)	La participación del Partícipe en el Plan es voluntaria; y

6

(4)	La Compañía no son responsables por cualquier disminución en el valor de las Acciones adquiridas al ejercer la opción.

Reconocimiento de Ley Laboral y Declaración de Política. Al aceptar la opción, el Partícipe reconoce que FireEye, Inc., con domicilio registrado ubicado en 1390 McCarthy Blvd., Milpitas, CA 35035, U.S.A., es únicamente responsable por la administración del Plan. Además, el Partícipe reconoce que su participación en el Plan, el otorgamiento de la opción y cualquier adquisición de Acciones de conformidad con el Plan no constituyen un contrato de Servicios y no garantizan el derecho del Partícipe de continuar prestando sus Servicios a la Compañía, ya que el Partícipe está participando en el Plan en sobre una base exclusivamente comercial. Con base en lo anterior, el Partícipe expresamente reconoce que el Plan y los beneficios que le deriven de la participación en el Plan no establecen derecho alguno entre el Partícipe y la Compañía y no forman parte de ningún contrato de Servicios celebrado entre el Partícipe y la Compañía, y cualquier modificación del Plan o su terminación no constituirá un cambio o deterioro de los términos y condiciones del contrato de Servicios del Partícipe.

Además, el Partícipe entiende que su participación en el Plan es resultado de una decisión unilateral y discrecional de la Compañía y, por lo tanto, la Compañía se reserva el derecho absoluto de modificar y/o discontinuar la participación del Partícipe en el Plan en cualquier momento, sin responsabilidad alguna para con el Partícipe.

Finalmente, el Partícipe en este acto manifiesta que no se reserva ninguna acción o derecho para interponer una demanda o reclamación en contra de la Compañía por cualquier compensación o daño o perjuicio en relación con cualquier disposición del Plan o los beneficios derivados del Plan y, en consecuencia, otorga un amplio y total finiquito a la Compañía, cualesquier Matriz o Subsidiarias, afiliadas, sucursales, oficinas de representación, accionistas, directores, funcionarios, agentes y representantes con respecto a cualquier demanda o reclamación que pudiera surgir.

TAIWAN

NOTIFICATIONS

Exchange Control Information. The Optionee may acquire and remit foreign currency (including proceeds from the sale of Shares) into and out of Taiwan up to US$5,000,000 per year. If the transaction amount is TWD$500,000 or more in a single transaction, the Optionee must submit a foreign exchange transaction form and also provide supporting documentation to the satisfaction of the remitting bank.

If the transaction amount is US$500,000 or more, the Optionee may be required to provide additional supporting documentation to the satisfaction of the remitting bank. The Optionee should consult his or her personal advisor to ensure compliance with applicable exchange control laws in Taiwan.

7

THAILAND

NOTIFICATIONS

Exchange Control Notification. If the Optionee remits funds out of Thailand to pay the Exercise Price for the Shares as to which the option is exercised, under current exchange control regulations, up to US$1,000,000 may be remitted out of Thailand per year to purchase Shares (and otherwise invest in securities abroad) by submitting an application to an authorized agent (i.e., a commercial bank authorized by the Bank of Thailand to engage in the purchase, exchange and withdrawal of foreign currency). The application includes a Foreign Exchange Transaction Form, a letter describing the option, a copy of the Plan and related documents, and evidence showing the nexus between the Company and the Contracting Entity.

Regardless of what method of payment is used to pay the Exercise Price, the Optionee must repatriate any funds received pursuant to the Plan (e.g., proceeds from the sale of Shares, to Thailand immediately upon receipt, and convert such funds to Thai Baht or deposit the funds in a foreign exchange account with a commercial bank in Thailand within 360 days of repatriation. If the amount of the funds is US$50,000 or more, the Optionee must report the inward remittance by submitting a Foreign Exchange Transaction Form to an authorized agent (i.e., a commercial bank authorized by the Bank of Thailand to engage in the purchase, exchange and withdrawal of foreign currency).

8

FIREEYE, INC. 2008 STOCK PLAN

NOTICE OF STOCK OPTION GRANT (INTERNATIONAL)

The Optionee has been granted the following option to purchase shares of the Common Stock of FireEye, Inc.:

Name of Optionee:	«Name»

Total Number of Shares:	«TotalShares»

Type of Option:	Nonstatutory Stock Option (NSO)

Exercise Price per Share:	U.S.$«PricePerShare»

Date of Grant:	«DateGrant»

Date Exercisable:

This option may be exercised with respect to the first 25% of the Shares subject to this option when the Optionee completes 12 months of continuous active Service after the Vesting Commencement Date set forth below. This option may be exercised with respect to an additional 1/48th of the Shares subject to this option when the Optionee completes each month of continuous active Service thereafter.

Vesting Commencement Date:	«VestComDate»

Expiration Date:	«ExpDate». This option expires earlier if the Optionee’s continuous active Service terminates earlier, as provided in Section 7 of the Stock Option Agreement (International).

By signing below, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, the 2008 Stock Plan and the Stock Option Agreement (International) including any country-appendix thereto. These documents are attached to, and made a part of, this Notice of Stock Option Grant (International). Section 15 of the Stock Option Agreement (International) includes important acknowledgements of the Optionee.

OPTIONEE:	FIREEYE, INC.

By:

Title:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

FIREEYE, INC. 2008 STOCK PLAN:

STOCK OPTION AGREEMENT (INTERNATIONAL)

SECTION 1. GRANT OF OPTION.

(a)    Option. On the terms and conditions set forth in the Notice of Stock Option Grant (International) and this Agreement (including the country-specific Appendix, if any), the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant (International). The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (for U.S. taxpayers, 110% of Fair Market Value if this option is designated as an ISO in the Notice of Stock Option Grant (International) and Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant (International).

(b)    $100,000 Limitation. For U.S. taxpayers, even if this option is designated as an ISO in the Notice of Stock Option Grant (International), it shall be deemed to be an NSO to the extent (and only to the extent) required by the U.S.$100,000 annual limitation under Section 422(d) of the Code.

(c)    Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 16 of this Agreement.

SECTION 2. RIGHT TO EXERCISE.

(a)        Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant (International).

(b)    Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a)    Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 14(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 6 for the full amount of the Purchase Price.

(b)    Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship (if applicable under local law) or (iii) with the Company’s consent, in the name of a revocable trust. The Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

SECTION 5. RESPONSIBILITY FOR TAXES.

Regardless of any action the Company or, if different, the Optionee’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee (“Tax-Related Items”), the Optionee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Optionee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the option, including, but not limited to, the grant, vesting or exercise of the option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Optionee has become subject to tax in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, the Optionee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Optionee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from a check or cash delivered by the Optionee (ii) withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Employer; or (iii) withholding from proceeds of the sale of Shares acquired at exercise of the option either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization).

Finally, the Optionee shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if the Optionee fails to comply with the Optionee’s obligations in connection with the Tax-Related Items.

SECTION 6. PAYMENT FOR STOCK.

(a)    Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

(b)    Exercise/Sale. All or part of the Purchase Price and any withholding of Tax-Related Items may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.

SECTION 7. TERM AND EXPIRATION.

(a)    Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant (International), which date is 10 years after the Date of Grant (for U.S. taxpayers, five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b)    Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i)    The expiration date determined pursuant to Subsection (a) above;

(ii)   The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii)  The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee’s Service terminated. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s Service terminated.

(c)    Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i)        The expiration date determined pursuant to Subsection (a) above; or

(ii)        The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.

(d)    Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant (International) in accordance with the Company’s part-time work policy or the terms of an agreement between the Optionee and the Company pertaining to his or her part-time schedule. If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant (International) in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

(e)    Date Service Terminates. Except with regard to bona fide leaves of absences as provided in (d) above, for purposes of an NSO, termination of Service as used in this Section 7 shall be effective as of the date that the Optionee is no longer actively working for the Company or its Parent or Subsidiaries (whether or not the termination is in breach of local labor laws and is found to be invalid), and will not be extended by any notice period mandated under local law (e.g., Service would not include a period of “garden leave” or similar period pursuant to local law); the Board of Directors and/or the Committee shall have the exclusive discretion to determine when the Optionee is no longer providing Services for purposes of his or her option grant.

(f)        Notice Concerning ISO Treatment. For U.S. taxpayers, even if this option is designated as an ISO in the Notice of Stock Option Grant (International), it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i)    More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii)        More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii)        More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 8. RIGHT OF FIRST REFUSAL.

(a)    Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable U.S. federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)    Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable U.S. federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First

Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 8 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

(d)    Termination of Right of First Refusal. Any other provision of this Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e)    Permitted Transfers. This Section 8 shall not apply to (i) a transfer by will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f)    Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefore have been delivered as required by this Agreement.

(g)    Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 8.

SECTION 9. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a)    It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b)        Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c)        Any other applicable provision of U.S. federal, State or foreign law has been satisfied.

SECTION 10. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 11. RESTRICTIONS ON TRANSFER OF SHARES.

(a)    Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any U.S. State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any U.S. State or any other law.

(b)    Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the U.S. National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c)    Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d)    Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e)    Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f)        Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g)        Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.

SECTION 12. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is subject to a transaction described in Section 8(b) of the Plan, this option shall be subject to the agreement governing such transaction, as provided in Sections 8(b) and 8(c) of the Plan.

SECTION 13. DISCLOSURE OF INFORMATION

(a)        Data Privacy. The Optionee understands that the Company and, if different, the Employer may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Stock or directorships held in the Company, details of all options or any other entitlement to Stock awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

The Optionee understands that Data will be transferred to any third party assisting the Company with the implementation, administration and management of the Plan. The Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Optionee’s local human resources representative. The Optionee authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purpose of implementing, administering and managing his or her participation in the Plan.

The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. The Optionee understands, however, that refusing or withdrawing his or her consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.

SECTION 14. MISCELLANEOUS PROVISIONS.

(a)        Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 6.

(b)        No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c)        Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit for delivery by an internationally recognized mail or courier service, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d)        Entire Agreement. The Notice of Stock Option Grant (International), this Agreement (including the Appendix) and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(e)        Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

(f)        Appendix. The option shall be subject to any special provisions set forth in the Appendix for the Optionee’s country, if any. If the Optionee relocates to one of the countries included in the Appendix during the life of the option, the special provisions for such country shall apply to the Optionee, to the extent the Company determines that the application of such provisions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Appendix constitutes part of this Agreement.

(g)        Choice of Law and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware of the United States of America, as such laws are applied to contracts entered into and performed in such State. For purposes of litigating any dispute that arises directly or indirectly from the grant of the option and the

Agreement, the Optionee and the Company hereby submit to and consent to the exclusive jurisdiction of the State of California, U.S.A. and agree that such litigation shall be conducted only in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts.

(h)        Plan Discretionary. The Optionee understands and acknowledges that (i) the Plan is entirely discretionary, (ii) the Company and, if different, the Employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

(i)        Extraordinary Benefit. The terms of Service of an Optionee or Purchaser shall not be affected in any way by the grant of an Option or the award or sale of Shares under the Plan to him or her, and the rights deriving from such grant, award or sale shall not form part of such terms either expressly or impliedly. The value of this option shall be an extraordinary item outside the scope of the Optionee’s Service contract, if any, and shall not be considered a part of his or her normal or expected compensation for purposes of calculating severance, resignation, termination, redundancy, dismissal, or end-of-service payments or damages, bonuses, long-service awards, pension, retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past Services for the Company, the Employer, or any Subsidiary.

(j)        No Entitlement Claim. No claim or entitlement to compensation or damages shall arise from forfeiture of the option resulting from termination of the Optionee’s Service by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws and whether or not later found to be invalid) and in consideration of the grant of the option to which the Optionee is otherwise not entitled, the Optionee irrevocably agrees never to institute any claim against the Company or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claims.

SECTION 15. ACKNOWLEDGEMENTS OF THE OPTIONEE.

(a)      Nature of Grant. In accepting the option, the Optionee acknowledges, understands and agrees that:

(i)        the Optionee’s participation in the Plan shall not create a right to further employment or Service relationship with the Employer;

(ii)        the Optionee is voluntarily participating in the Plan;

(iii)    the option grant and the Optionee’s participation in the Plan will not be interpreted to form an employment or Service contract or relationship with the Company or any Subsidiary;

(iv)    the future value of the Shares underlying the option is unknown and cannot be predicted with certainty;

(v)    if the underlying Shares do not increase in value, the option will have no value; and

(vi)    if the Optionee exercises the option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price.

(b)    No Advice Regarding Grant. The Optionee acknowledges and agrees that the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Optionee’s participation in the Plan, or the Optionee’s acquisition or sale of the underlying Shares. The Optionee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

(c)    Tax Consequences. The Optionee agrees that he or she shall not make any claim against the Company or its Board of Directors, officers or employees related to Tax-Related Items liabilities arising from this option or the Optionee’s other compensation. In particular, if the Optionee is a U.S. taxpayer, he or she acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the U.S. Internal Revenue Service or other governmental tax authority will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the U.S. Internal Revenue Service or other governmental tax authority asserts that the valuation was too low.

(d)    Electronic Delivery of Documents. The Optionee agrees that the Company may deliver by email all documents relating to the Plan or this option (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the U.S. Securities and Exchange Commission). The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company and to participate in the Plan through an on-line electronic system established and maintained by the Company or a third party designated by the Company. If the Company posts these documents on a website, it shall notify the Optionee by email.

(e)    Language. The Optionee agrees that, if he or she has received this Agreement, or any other document related to the option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

(f)    Imposition of Other Requirements. The Optionee understands and agrees that the Company reserves the right to impose other requirements on the option and the Shares purchased upon exercise of the option, to the extent the Company determines it is necessary or advisable in order to comply with local laws or facilitate the administration of the Plan, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

SECTION 16. DEFINITIONS.

(a)    “Agreement” shall mean this Stock Option Agreement (International), including the country specific Appendix, if any.

(b)    “Appendix” shall mean any appendix attached to the Agreement containing country-specific terms and conditions for the Optionee’s country.

(c)    “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(d)    “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.

(e)    “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(f)    “Company” shall mean FireEye, Inc., a Delaware corporation.

(g)    “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(h)    “Date of Grant” shall mean the date of grant specified in the Notice of Stock Option Grant (International), which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(i)    “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(j)    “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(k)    “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant (International).

(l)    “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(m)    “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(n)    “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(o)    “Notice of Stock Option Grant (International)” shall mean the document so entitled to which this Agreement is attached.

(p)    “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(q)    “Optionee” shall mean the person named in the Notice of Stock Option Grant (International).

(r)    “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(s)    “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(t)    “Plan” shall mean the FireEye, Inc. 2008 Stock Plan, as in effect on the Date of Grant.

(u)    “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(v)    “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 8.

(w)    “Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

(x)    “Service” shall mean continuous active service as an Employee, Outside Director or Consultant. Service shall not include any notice period mandated under local law (e.g., continuous active service would not include a period of “garden leave” or similar period under local law).

(y)    “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

(z)    “Stock” shall mean the Common Stock of the Company.

(aa)    “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(bb)    “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(cc)    “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 8.

FIREEYE, INC. 2008 STOCK PLAN

NOTICE OF STOCK OPTION EXERCISE (NON-U.S.)

You must sign this Notice on Page 3 before submitting it to the Company.

OPTIONEE INFORMATION:

Name:	Social Security or Tax Identification Number:

Address:	Employee Number:

OPTION INFORMATION:

Date of Grant:                            , 20

Exercise Price per Share: $

Total number of shares of Common Stock of FireEye, Inc. (the “Company”) covered by the option:

EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which the option is being exercised now:                                     . (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price for the Purchased Shares: $

Form of payment enclosed [check all that apply]:

☐	Check for $ , payable to “FireEye, Inc.”

☐	Certificate(s) for shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

☐	Attestation Form covering shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

Name(s) in which the Purchased Shares should be registered [please check one box]:

☐	In my name only
☐	In the names of my spouse and myself	My spouse’s name (if applicable):

☐	In the name of an eligible revocable trust [requires Stock Transfer Agreement]	Full legal name of revocable trust:

The certificate for the Purchased Shares should be sent to the following address:

REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE OPTIONEE:

1.

I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the U.S. Securities Act of 1933, as amended (the “Securities Act”).

2.

I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.	I acknowledge that the Company is under no obligation to register the Purchased Shares.

4.

I am aware of the adoption of Rule 144 by the U.S. Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions include (without limitation) that certain current public information about the issuer is available, that the resale occurs only after the holding period required by Rule 144 has been satisfied, that the sale occurs through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

5.

I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the U.S. Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6.

I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

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7.

I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8.

I acknowledge that the Purchased Shares remain subject to the Company’s right of first refusal and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

9.	I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement.

10.	I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

11.

I agree that the Company does not have a duty to design or administer the 2008 Stock Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options are exempt from section 409A of the U.S. Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Company’s Common Stock at the time the option was granted by the Company’s Board of Directors. Since shares of the Company’s Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Company’s Board of Directors or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

12.	I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

SIGNATURE:	DATE:

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